UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Stewart Information Services Corporation
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(Name of person(s) filing proxy statement, if other than the registrant)

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STEWART INFORMATION SERVICES CORPORATION

1980 Post Oak Boulevard, Suite 800

Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 2, 2014

Notice is hereby given that Stewart Information Services Corporation, a Delaware corporation, will hold its annual meeting of stockholders on May 2, 2014, at 8:30 a.m., CDT, in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas 77056, for the following purposes:

(1)	To elect Stewart Information Services Corporation’s directors;

(2)	To approve an advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers;

(3)	To ratify the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014;

(4)	To approve the Stewart Information Services Corporation 2014 Long Term Incentive Plan;

(5)	To approve the Stewart Information Services Corporation Annual Bonus Plan;

(6)	To approve an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard; and

(7)	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

•	FOR the five nominees for director to be elected by the common stockholders,

•	FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers,

•	FOR the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014,

•	FOR the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan,

•	FOR the approval of the Stewart Information Services Corporation Annual Bonus Plan, and

•

FOR the approval of the amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.

The holders of record of Stewart’s common stock and Class B common stock at the close of business on March 24, 2014 will be entitled to vote at the meeting.

By Order of the Board of Directors,

J. Allen Berryman

Secretary

March 31, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS’ MEETING TO BE HELD MAY 2, 2014

Our proxy statement for the 2014 Annual Meeting and our Annual Report on Form 10-K

for the fiscal year ended December 31, 2013 are available at www.stewart.com/2014-annual-meeting.

IMPORTANT

You are cordially invited to attend the annual meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy.

STEWART INFORMATION SERVICES CORPORATION

1980 Post Oak Boulevard, Suite 800

Houston, Texas 77056

(713) 625-8100

PROXY STATEMENT FOR THE ANNUAL

MEETING OF STOCKHOLDERS

To Be Held May 2, 2014

Stewart Information Services Corporation is furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors of proxies for the annual meeting of stockholders we are holding Friday, May 2, 2014, at 8:30 a.m., CDT, in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, 77056, or for any adjournment of that meeting. For directions to the annual meeting, please contact Nat Otis in Investor Relations at (713) 625-8360.

Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. Unless you specify otherwise, the shares represented by your proxy will be voted (i) for the board of directors’ nominees listed therein, (ii) for the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, (iii) for the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014, (iv) for the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan, (v) for the approval of the Stewart Information Services Corporation Annual Bonus Plan, and (vi) for approval of the amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting. If after sending in your proxy you wish to vote in person or change your proxy instructions, you may before your proxy is voted deliver (i) a written notice revoking your proxy or (ii) a timely, later-dated proxy. Such notice or later-dated proxy shall be delivered either (i) in care of our Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, or (ii) in person at the meeting. Please note that stockholders who hold their shares in our 401(k) plan must provide their voting instructions no later than 11:59 p.m., EDT, two days prior to the meeting. We are mailing this proxy statement on or about March 31, 2014, to stockholders of record at the close of business on March 24, 2014.

At the close of business on March 24, 2014, 21,851,034 shares of our common stock (“Common Stock”) and 1,050,012 shares of our Class B common stock (“Class B Stock”) were outstanding and entitled to vote, and only the holders of record on such date may vote at the meeting. We will count the shares held by each stockholder who is present in person or represented by proxy at the meeting to determine the presence of a quorum at the meeting. As long as 600,000 or more shares of Class B Stock are outstanding, the Common Stock and Class B Stock will be voted as separate classes at each election of directors. Holders of our Class B Stock, whom we refer to as our Class B Stockholders, may convert their shares of Class B Stock into shares of our Common Stock on a one-for-one basis at any time.

The holders of our Common Stock, whom we refer to as our Common Stockholders, voting as a class, are entitled to elect five of our nine directors. Each Common Stockholder is entitled either to cast one vote per share for each of those five directors, or to vote cumulatively by casting five votes per share, which may be distributed in any manner among any number of the nominees for director. The enclosed form of proxy allows you to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees, or to withhold authority to vote for all of such nominees. If you withhold authority to vote for four or fewer of the nominees, and if there are nominees other than those nominated by the board of directors for the director positions to be elected by the Common Stockholders as listed in this proxy statement, then the persons named in the enclosed proxy may vote cumulatively by dividing the number of votes represented by the proxy equally among the nominees for whom you did not withhold authority to vote. If there are no nominees other than those nominated by the board of directors for the five positions to be elected by the Common Stockholders, the persons named in the enclosed proxy intend to allocate the votes represented by the proxy evenly among the nominees chosen by the board of directors as listed in this proxy statement. If there are any additional nominees for such positions, the persons named in the enclosed proxy will vote cumulatively to elect as many as possible of the nominees chosen by the board of directors. If it is not possible to elect each of the five nominees chosen by the board of directors, the persons named in the enclosed proxy will have discretion as to how they allocate the votes among the Company nominees chosen by the board of directors.

Unless there are director nominees other than those nominated by the board of directors, withholding of authority to vote in the enclosed proxy will not affect the election of those directors for whom you withhold authority to vote because our Amended and Restated By-Laws provide that directors are elected by a plurality of the shares voted in person or by proxy. For the purpose of electing directors, broker non-votes are not treated as a vote cast affirmatively or negatively, and therefore will not affect the outcome of the election of directors. Both abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

Our Class B Stockholders, voting as a class, are entitled to elect the remaining four of our nine directors. Each Class B Stockholder has the right to vote, in person or by proxy, the number of shares it owns for those four directors for whose election it has a right to vote.

Our Common Stockholders and Class B Stockholders will vote together as a single class with respect to the approval of the advisory resolution regarding the compensation of our named executive officers. Approval of this proposal requires the affirmative vote of the majority of the shares voted at the meeting. Brokers do not have discretionary authority to vote shares on the proposal without direction from the beneficial owner. Broker non-votes will not be counted. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.

Our Common Stockholders and Class B Stockholders will vote together as a single class with respect to the ratification of the appointment of KPMG LLP as our independent auditors for 2014. The ratification of this proposal requires the affirmative vote of the majority of the shares voted at the meeting. Under New York Stock Exchange (“NYSE”) rules, the approval of our independent auditors is considered a routine matter, which means that brokerage firms may vote in their discretion on this proposal if the beneficial owners do not provide the brokerage firms with voting instructions. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, we will vote them “FOR” the approval of this proposal.

Our Common Stockholders and Class B Stockholders will vote together as a single class with respect to the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan. Approval of this proposal requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the shares entitled to vote on the proposal. An abstention will have the same effect as a vote “against” such proposal. Brokers do not have discretionary authority to vote shares on the proposal without direction from the beneficial owner. Broker non-votes will not be counted and could impair our ability to satisfy the requirement that the total votes cast on the proposal represent a majority of the shares entitled to vote on the proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, we will vote them “FOR” the approval of this proposal.

Our Common Stockholders and Class B Stockholders will vote together as a single class with respect to the approval of the Stewart Information Services Corporation Annual Bonus Plan. Approval of this proposal requires the affirmative vote of the majority of the shares voted at the meeting. Brokers do not have discretionary authority to vote shares on the proposal without direction from the beneficial owner. Broker non-votes will not be counted. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.

Our Common Stockholders and Class B Stockholders will vote as separate classes with respect to the approval of an amendment to the Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard. Approval of this proposal requires the affirmative vote of at least a majority of the outstanding shares of each class. Abstentions and broker non-votes will have the same effect as a vote “against” this proposal. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.

Except as otherwise specifically noted, the “Company,” “SISCO,” “we,” “our,” “us,” and similar words in this proxy statement refer to Stewart Information Services Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 24, 2014 with respect to persons we believe to be the beneficial owners of more than 5% of either class of our voting shares:

Name	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Matthew W. Morris	Class B Common Stock	250,000		23.8
1980 Post Oak Boulevard
Houston, Texas 77056
Morris Children Heritage Trust	Class B Common Stock	246,852	(1)	23.5
1980 Post Oak Boulevard
Houston, Texas 77056
Stewart Security Capital LP	Class B Common Stock	495,006	(2)	47.1
1980 Post Oak Boulevard
Houston, Texas 77056
BlackRock Inc.	Common Stock	1,925,518	(3)	9.0
40 East 52nd Street
New York, New York 10022
Foundation Asset Management, LLC	Common Stock	1,498,735	(4)	7.0
81 Main Street, Suite 306
White Plains, NY 10601
Dimensional Fund Advisors LP	Common Stock	1,744,033	(5)	8.13
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746

(1)	Charles F. Howard is the trustee of the Morris Children Heritage Trust (the “MCH Trust”), established effective December 27, 2012, by Malcolm S. Morris. Both Malcolm S. Morris and Charles F. Howard disclaim beneficial ownership of any securities held by MCH Trust. See additional discussion in the paragraph immediately following the footnotes to this table.
(2)	The 2012 Stewart Morris Jr. Family Trust (the “2012 SMJ Trust”) is the general partner of Stewart Security Capital LP (“SSCLP”). The 2012 SMJ Trust was established effective December 27, 2012 by Stewart Morris Jr. Stewart Morris Sr. is the sole trustee of the 2012 SMJ Trust. Both Stewart Morris Sr. and Stewart Morris Jr. disclaim beneficial ownership of any securities held by SSCLP. See additional discussion in the paragraph immediately following the footnotes to this table.
(3)	BlackRock Inc. reported sole voting and dispositive powers with respect to all of such shares in its report on Schedule 13G/A filed January 30, 2014.

(4)	Foundation Asset Management reported sole voting and dispositive powers with respect to all of such shares in its report on Schedule 13D/A filed February 14, 2014.
(5)	Dimensional Fund Advisors LP reported sole voting power with respect to 1,708,591 of such shares and sole dispositive power with respect to all of such shares in its report on Schedule 13G/A filed February 10, 2014. Dimensional is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 and disclaims beneficial ownership of all securities reported in this schedule.

Our Class B Stockholders are parties to certain agreements requiring, among other things, that the Class B Stockholders maintain a certain balance in their percentage ownership of the shares of Class B Stock. Such agreements also provide for rights of first refusal among the holders with respect to Class B Stock in the event of the death of a holder of Class B Stock, the voluntary or involuntary disposition of Class B Stock and upon certain other specified conditions. All holders of Class B Stock have agreed that all such Class B Stock shall remain subject to all the terms of the existing agreements. Malcolm S. Morris, MCH Trust, and Matthew W. Morris collectively own 50% of the Class B Stock, and Stewart Morris, Jr. and SSCLP collectively own 50% of the Class B Stock.

The following table sets forth information as of March 24, 2014 with respect to each class of our capital stock beneficially owned by our named executive officers, directors and nominees for director, and by all our executive officers, directors and nominees for director as a group:

Name	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Matthew W. Morris	Common Stock	72,770	(2)	*
	Class B Common Stock	250,000		23.8
J. Allen Berryman	Common Stock	37,031	(3)	*
Glenn H. Clements	Common Stock	35,704	(4)	*
Steven M. Lessack	Common Stock	14,241	(5)	*
Jason R. Nadeau	Common Stock	25,595	(6)	*
Arnaud Ajdler	Common Stock	328,979	(7)	1.5
Thomas G. Apel	Common Stock	20,397		*
Glenn C. Christenson	Common Stock	10,000		*
Robert L. Clarke	Common Stock	39,096		*
Paul W. Hobby	Common Stock	22,994		*
Laurie C. Moore	Common Stock	22,269		*
Malcolm S. Morris	Common Stock	87,010	(8)	*
	Class B Common Stock	28,154		2.7
Stewart Morris, Jr.	Common Stock	85,142	(9)	*
	Class B Common Stock	30,000		2.9
Dr. W. Arthur Porter	Common Stock	24,675		*
All executive officers, directors and nominees for director as a group (16 persons)	Common Stock	742,780		3.5
	Class B Common Stock	308,154		29.4

*	Less than 1%.
(1)	Unless otherwise indicated, the beneficial owner has sole voting and dispositive power with respect to all shares indicated.
(2)	Includes 1,600 shares subject to stock options, 39,739 shares of restricted stock, and 468 shares owned through the Company’s 401(k) plan.
(3)	Includes 19,159 shares of restricted stock and 11 shares owned through the Company’s 401(k) plan.
(4)	Includes 6,000 shares subject to stock options, and 20,796 shares of restricted stock.
(5)	Includes 14,231 shares of restricted stock.
(6)	Includes 24,585 shares of restricted stock.
(7)	Mr. Ajdler is the managing member of Engine Investments, LLC, the general partner of each of Engine Capital, L.P. and Engine Jet Capital, L.P., and may be deemed to be the beneficial owner of the 328,979 shares owned in the aggregate by Engine Capital and Engine Jet. Mr. Ajdler disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(8)	Includes 6,000 shares of restricted stock, and 78,104 shares held indirectly through trust.
(9)	Includes 6,000 shares of restricted stock.

The mailing address of each director and executive officer shown in the table above is c/o Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Section 16(a) Beneficial Ownership Reporting Compliance

Each of our directors and certain officers are required to report to the Securities and Exchange Commission, by a specified date, his or her transactions related to our Common Stock or our Class B Stock. Based solely on a review of the copies of reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our executive officers, directors and greater-than 10% beneficial owners were met during 2013, except as follows: Mr. Brian Glaze failed to timely file one report covering one transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At our annual meeting, our stockholders will elect nine directors, constituting the entire board of directors. Our Common Stockholders are entitled to elect five directors, and our Class B Stockholders are entitled to elect four directors. The Chairman of the board of directors is elected by the board following the annual meeting of stockholders. Our Class B Stockholders are entitled to nominate the person to serve as Chairman of the board of directors.

Common Stockholders’ Nominees

Dr. E. Douglas Hodo and Catherine A. Allen will not stand for reelection to the board of directors. The board of directors is grateful for their innumerable contributions to the Company over their 26 years and 5 years of service, respectively. Paul W. Hobby will not stand for reelection to the board of directors. It is expected that he will be elected to serve as an advisory director at the 2014 annual meeting.

We have nominated two new independent directors to serve on the board of directors: Glenn C. Christenson and Arnaud Ajdler. Additional information regarding Mr. Christenson and Mr. Ajdler is set forth below. Subject to his election at the upcoming annual meeting, the board of directors has selected Thomas G. Apel to assume Dr. Hodo’s duties as Chairman of the board of directors.

The following persons have been nominated by the board of directors to be elected as directors by our Common Stockholders. The persons named in your proxy intend to vote the proxy for the election of each of these nominees, unless you specify otherwise. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, your proxy will be voted for another nominee, or other nominees, selected by our board of directors.

Nominee, Age and Position with Stewart	Director Since
Arnaud Ajdler, 39	New
Glenn C. Christenson, 64	New
Robert L. Clarke, 71, Director	2004
Laurie C. Moore, dba Laurie Moore-Moore, 68, Director	2004
Dr. W. Arthur Porter, 72, Director	1993

Each of Mr. Clarke, Ms. Moore and Dr. Porter was elected by the Common Stockholders at our 2013 annual meeting of stockholders.

Mr. Arnaud Ajdler has served as the managing partner of Engine Capital LP, a value-oriented investment firm focused on companies going through changes, since February 2013. He was previously a partner at Crescendo Partners, a value-oriented activist investment firm, from 2005 to 2013. Mr. Ajdler is also an adjunct professor of Value Investing at the Columbia Business School. He also serves as the Chairman of the Board of Directors of Destination Maternity, Inc.

Mr. Ajdler served as a director of Charming Shoppes, Inc. from 2008 until June 2012; O’Charley’s Inc. from March 2012 until April 2012; and as a director of The Topps Company from August 2006 until October 2007. Mr. Ajdler received a Bachelor of Science in mechanical engineering from the Free University of Brussels, Belgium, a Master of Science (SM) in Aeronautics from the Massachusetts Institute of Technology (MIT) and a Master of Business Administration from Harvard Business School.

Qualifications: Mr. Ajdler’s significant experience in value-oriented investing offers focused knowledge of businesses and their fundamentals, providing insight on elements that will strengthen the intrinsic value of Company stock. His participation on boards in the retail, restaurant and consumer-goods industries provides further expertise in management and consumer-facing activities.

Mr. Glenn C. Christenson, 64, has been managing director of Velstand Investments, LLC, a private investment management company, since 2004. Between 1989 and 2007, Mr. Christenson held various positions, including Director, Chief Financial Officer, Chief Administrative Officer, and Executive Vice President as well as other management roles at Station Casinos, Inc., (now Station Casinos LLC), a gaming entertainment company. Prior to that, Mr. Christenson was a partner of Deloitte Haskins & Sells (now Deloitte & Touche) from 1983-1989, with duties as partner-in-charge of Audit Services for the Nevada Practice and National Audit Partner for the Hospitality Industry.

He served as a director of NV Energy from 2007-2013, where he served as Chairman of the Audit Committee and as a member of the Compensation and other Committees. Christenson was a director of First American Financial Corporation from 2008 until 2011, where he served as Chairman of the Audit Committee. He served as director of Tropicana Entertainment, Inc. during 2010. Mr. Christenson is a Certified Public Accountant and holds an undergraduate degree in Business Administration from Wittenberg University and Master of Business Administration in Finance from The Ohio State University.

Qualifications: Mr. Christenson’s distinguished career as a CPA and range of roles in financial management provide in-depth understanding of practices and procedures regarding the Company’s financial and risk management interests. His significant experience and honors in the gaming, hospitality and energy industries offer a unique business perspective to advancing the Company.

Mr. Robert L. Clarke serves as Chair of the Audit Committee. He is a Senior Partner in the Houston office of Bracewell & Giuliani, LLP, where he founded the law firm’s national and international financial services practice. Mr. Clarke was appointed as U.S. Comptroller of the Currency by President Ronald Reagan in 1985, and served until 1992 under Presidents Reagan and George H. W. Bush. He has extensive experience in bank ownership and operation, and expert knowledge of banking laws, regulations and supervision, both in the U.S. and internationally.

Mr. Clarke has served as a consultant to the World Bank, and senior advisor to the President of the National Bank of Poland. He also serves as a director and member of the Audit and Nominating and Corporate Governance Committees of the board of Eagle Materials Inc., NYSE-listed manufacturer of building materials. He is a director, Chair of the Risk Committee, and member of the Investment Committee for Mutual of Omaha Insurance Company. He is also a director of Community Bancshares of New Mexico, Inc. and Community Bank in Santa Fe, New Mexico, and a director of the Dubai Financial Services Authority. Mr. Clarke has served as a Trustee of Rice University from which he received its Distinguished Alumnus award, and continues to serve as a Trustee Emeritus and member of its Audit Committee. Additionally, Mr. Clarke is a Trustee of the Santa Fe Chamber Music Festival and its supporting Foundation, an Advisory Trustee of the Museum of New Mexico Foundation, a Trustee of the Financial Services Volunteer Corps, and a Trustee of the National Foundation for Credit Counseling. He received a Bachelor of Arts in economics from Rice University, and an LL.B. from Harvard Law School.

Qualifications: Mr. Clarke is a veteran attorney and banking professional with extensive experience in legal and regulatory matters. His tenure in the U.S. federal government, along with his in-depth knowledge of banking and finance, provide valued expertise to the Company.

Ms. Laurie C. Moore serves as Chair of the Compensation Committee. She is the founding Chief Executive Officer of the Institute for Luxury Home Marketing (the “Institute”), an international training and membership organization targeting real estate agents who work in the luxury residential market. For the 12 years prior to founding the Institute in 2003, Ms. Moore was Managing Partner of REAL Trends, Inc., a publishing, research, and strategic consulting company serving brokerage company owners and the top management of national real estate franchise brands.

With nearly 40 years in real estate, Ms. Moore has been a featured speaker for more than 25 years. In the area of governance, she has presented at events, including the 2014 ISS Annual Client Conference, 2013 Harvard

Law School Roundtable on Executive Compensation, 2012 NYSE Compensation Boot Camp and 2012 NYSE Compensation Strategies seminar. She earned a National Association of Corporate Directors Board Fellow designation in 2012; in the same year, she was also chosen as one of five top Texas businesswomen by the Texas Women’s Chamber of Commerce. As Executive Director of two residential brokerage Chief Executive Officer groups, she gained financial experience through more than 10 years supervising and preparing combined financial summaries for Chief Executive Officer peer review for dozens of major real estate firms.

Qualifications: As a founder of three businesses serving the residential brokerage industry, Ms. Moore’s experience provides keen insight on the Company’s customer base, particularly REALTORS® and affluent consumers. She also has a deep understanding of the industry’s structure and is familiar with its major players. Ms. Moore brings a pragmatic approach to business challenges, and is valuable in assessing the expertise, knowledge and experience of potential director nominees.

Dr. W. Arthur Porter serves as Chair of the Nominating and Corporate Governance Committee. He has been a Professor Emeritus of engineering at the University of Oklahoma since 2007; before his retirement, he was a University Professor and Regents Chair of Engineering. He recently served as Associate Dean, College of Natural Science, at the University of Texas (UT), Research Professor, Acting Director and Department Chair of the UT Marine Science Institute from 2011 to 2012. From 1998 to 2006, he served as University of Oklahoma Vice President for Technology Development, and also served as Dean of the College of Engineering from 1998 to 2005.

Prior to those appointments, Dr. Porter was Founding President and Chief Executive Officer of Houston Advanced Research Center, a nonprofit research consortium, from 1985 to 1998. He was an Adjunct Professor of electrical engineering at Rice University for more than five years, and served in a range of educational and directorial capacities at universities in the U.S. and worldwide. Dr. Porter served as the Chairman of the board of directors for Southwest Nanotechnology from 2003 to 2008, and has been a member of numerous technology and banking boards. He holds a Bachelor of Science and Master of Science in Physics from the University of North Texas, and a Ph.D. in Interdisciplinary Engineering from Texas A&M University.

Qualifications: Dr. Porter has extensive knowledge and experience in technology, strategic planning, executive management and intellectual property matters. His long-term management experience and participation in various boards of directors were instrumental in the Company’s recent reorganization, making him a key asset to continued growth and development.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR.

Class B Common Stockholders’ Nominees

The following persons have been nominated as directors to be elected by our Class B Stockholders. The persons named in the Class B Stockholders’ proxies intend to vote the proxies for the election of the nominees named below, unless otherwise specified. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the meeting, proxies will be voted for another nominee, or other nominees, selected by the Class B Stockholders.

Nominee, Age and Position with Stewart	Director Since
Thomas G. Apel, 53, Director	2009
Frank Keating, 70, Director	New
Malcolm S. Morris, 67, Director and Vice Chairman	2000
Stewart Morris, Jr., 65, Director and Vice Chairman	2000

Each of Thomas G. Apel, Malcolm S. Morris and Stewart Morris, Jr. was elected as director by our Class B Stockholders at our 2013 annual meeting of stockholders.

Mr. Thomas G. Apel is expected to become Chairman of the board of directors following the annual meeting. He is Chief Executive Officer of VLN, Inc., a non-conforming mortgage lending operation in Edmond, Oklahoma. He is also a research affiliate with the Massachusetts Institute of Technology, currently focused on business model taxonomy and IT portfolio strategies. From 2006 until January 1, 2013, Mr. Apel was President of Intrepid Ideas Inc., a product development, technology evaluation and business strategy consulting firm for financial services and real estate finance companies.

Prior to 2006, he served as President and Chief Executive Officer of Centex Title and Ancillary Services, and was responsible for management, strategy development and implementation of a highly profitable business unit containing national title, escrow, title insurance and property and casualty insurance operations. His background also includes extensive experience in mortgage lending and related real estate lending operations.

Qualifications: Mr. Apel has significant knowledge and experience in the mortgage, title, insurance and technology industries, as well as in corporate management, strategy, finance and start-up businesses. His familiarity with mortgage and other real estate lending provides a useful perspective on one of the Company’s essential customer segments.

Gov. Frank Keating is President and CEO of the American Bankers Association. He was previously President and CEO of the American Council of Life Insurers. From 1995 to 2003, he served as Governor of the State of Oklahoma, the second person to hold the office for two consecutive terms. As Governor, he was recognized for his compassionate, professional handling of the Murrah Federal Building bombing in Oklahoma City, after which he raised over $6 million for children whose parents were killed in the tragedy.

Gov. Keating’s career has included time as an FBI agent, U.S. Attorney, State Prosecutor, and member of Oklahoma’s state House and Senate. He served in the federal Treasury, Justice and Housing departments under Presidents Reagan and George Bush, Sr., with responsibility for federal prosecutions and oversight over the Secret Service, U.S. Customs, U.S. Marshals, U.S. Attorneys and several other agencies. As Assistant Secretary of the Treasury and General Counsel and Acting Deputy Secretary of HUD, he worked on issues including housing finance, lending practices, securitization and Bank Secrecy Act issues.

Gov. Keating is a graduate of Georgetown University and the University of Oklahoma College of Law, and the recipient of six honorary degrees. He is a frequent commentator on national news programs, Chairman of the advisory board of George Washington’s Mount Vernon, and a member of the boards of the National Archives, the Jamestown Foundation and the Bipartisan Policy Center.

Qualifications: Gov. Keating’s lengthy public service career provides a depth of knowledge in government, legal, banking, directorial and infrastructure matters. With the numerous fiscal concerns facing the world economy and the housing industry in particular, he draws on considerable experience to advise the board on Company interests.

Mr. Malcolm S. Morris is a Vice Chairman of the Company, previously Chairman of the board of directors and Co-Chief Executive Officer from 2000 until November 2011, and Senior Executive Vice President—Assistant Chairman for more than five years prior to 2000. He is also Chairman of the board of Stewart Title Guaranty Company. His personal experience as a Company employee spans more than four decades, including responsibility for financial stability and efficiency improvements. He is the first cousin of Vice Chairman Stewart Morris, Jr. and father of Company Chief Executive Officer and Advisory Director Matthew W. Morris.

Mr. Malcolm Morris has more than 40 years of experience in the title insurance industry, and has served as President of the Texas Land Title Association and the American Land Title Association. He is a member and fellow of the American Bar Association and the Houston Bar Association, and a member of the State Bar of Texas. Mr. Malcolm Morris has a Master’s of Business Administration with a focus on finance and banking, and a J.D. from the University of Texas. He also attended the Harvard Law School’s Program of Instruction for Lawyers.

Qualifications: As a member of the Company’s founding family, with more than 40 years of tenure, Mr. Malcolm Morris has intimate knowledge of its operations, legal and regulatory matters, history and culture. His highly respected leadership and involvement in title industry organizations and advocacy are essential to the Company’s position as a leader in the market.

Stewart Morris, Jr. is a Vice Chairman of the Company, previously President and Co-Chief Executive Officer from 2000 until November 2011. Mr. Morris, Jr. has also served as president and chief executive officer of Stewart Title Company, and chairman or senior chairman of the board of Stewart Title Guaranty Company, since 1991. He has been a company employee for more than 40 years, and has been responsible for the development of a number of real estate services and technology solutions, including productivity, e-commerce and settlement, related lender services, automated land record systems, courthouse automation and international land registries. He is the first cousin of Vice Chairman Malcolm S. Morris.

Mr. Morris, Jr. is a director of the American Land Title Association, and received the October Research 2012 Joe Casa Award in recognition of his leadership in industry innovation. In 2012, Mr. Morris, Jr. was named one of the 100 most influential real estate leaders by Inman News. With his in-depth knowledge of real estate transactions and affiliated technology, Mr. Morris, Jr. speaks frequently at industry conferences, universities and other forums. Mr. Morris, Jr. is chairman of the Oldham Little Foundation, which gives approximately 100 grants per year to small churches worldwide. For the past ten years, Mr. Morris, Jr. has served as chairman of the Carriage Museum of America, and currently serves as treasurer. He has a Bachelor of Arts in economics and political science from Rice University, and a Master of Business Administration with a focus on finance and real estate from the University of Texas.

Qualifications: As a member of the Company’s founding family, with more than 40 years of tenure, Mr. Stewart Morris, Jr. has intimate knowledge of the Company’s operations, technology interests, expansion strategy, management, history and culture. His significant expertise in real estate information technology and the transaction process has been key to the Company’s market leadership.

Malcolm S. Morris and Stewart Morris, Jr. are first cousins. Matthew W. Morris is the son of Malcolm S. Morris.

Nomination and Standstill Agreement

On February 12, 2014, the Company entered into a nomination and standstill agreement (the “Agreement”) with Foundation Onshore Fund, L.P., Foundation Offshore Master Fund, Ltd., Foundation Offshore Fund, Ltd., Foundation Asset Management GP, LLC, Foundation Asset Management, LLC, David Charney, Sky Wilber (collectively, the “Foundation Group”), Engine Capital, L.P., Engine Jet Capital, L.P., Engine Capital Management, LLC, Engine Investments, LLC, Arnaud Ajdler, (collectively, the “Engine Group” and, together with the Foundation Group, the “Shareholders”, and individually each a “Shareholder”), Glenn Christenson and Arnaud Ajdler (collectively, the “New Independent Directors”), pertaining to, among other things, the election of directors to the board of directors at the annual meeting and the formation of an advisory committee (the “Advisory Committee”). Pursuant to the Agreement, the Shareholders agreed to certain standstill and voting provisions. As of the date of the Agreement, the Shareholders were the beneficial owners of approximately 1,827,714 shares of the Company’s Common Stock, which represented approximately 8.5% of the issued and outstanding shares of Common Stock.

The Company agreed that the board of directors would nominate the New Independent Directors for election to the board of directors by the holders of Common Stock at the annual meeting. The Company agreed to allow the New Independent Directors to observe each meeting of the board of directors and the committees of the board of directors as non-voting observers until the annual meeting, provided that each New Independent Director execute a customary confidentiality agreement prior to observing any meetings.

The Company agreed to form an advisory committee (the “Advisory Committee”) for the purpose of overseeing the Company’s cost-reduction initiatives and reviewing the Company’s operations (efficiency, compensation, cost structure and other considerations) to determine if additional cost reductions are obtainable. The Company agreed that the Advisory Committee will consist of Thomas Apel, one New Independent Director chosen by the board of directors and one additional director chosen by the board of directors. The board of directors has chosen Glenn Christenson and Robert Clarke to serve on the Advisory Committee. The CEO will participate in meetings of the Advisory Committee.

Under the terms of the Agreement, at no time will the Foundation Group or the Engine Group individually beneficially own in excess of 9.99%, or collectively with any Shareholder affiliates beneficially own in excess of 14.99%, of the issued and outstanding voting securities of the Company. Furthermore, the Shareholders agreed not to, among other things, solicit proxies regarding any matter to come before the annual meeting, including for the election of directors, or enter into a voting agreement or any group with other stockholders with respect to the solicitation of proxies. The Shareholders also agreed to vote their shares in accordance with the recommendation of the board of directors with respect to director nominees and other matters presented to stockholders, provided that each of the Shareholders will be permitted to vote in accordance with any “against” recommendation by Institutional Shareholder Services, Inc. (“ISS”) relating to a proposal other than the election of directors if, after discussions with the Company in good faith, the Shareholder decides to follow the ISS recommendation.

Other elements of the Agreement include:

•

If either of the New Independent Directors is unable to serve as a director, resigns or is removed prior to the 2015 annual meeting of stockholders and at such time the Shareholders beneficially own in the aggregate at least the lesser of 4.0% of the Company’s then outstanding Common Stock and 857,922 shares of Common Stock, Foundation Asset Management, LLC will have the ability to recommend a substitute person(s), subject to certain requirements of independence and approval by the Nominating and Corporate Governance Committee;

•	If the Shareholders collectively own less than 4% of the Common Stock, Mr. Ajdler has agreed to promptly resign from the board;

•	The Company agreed that the board of directors would choose one New Independent Director to be a member of each committee of the board of directors;

•	The Company agreed to host public earnings calls commencing with the first quarter earnings call of 2014;

•

The Compensation Committee will review the incentive portions of the Company’s senior executives’ compensation structure in order to further align such executives’ performance incentives with per share metrics;

•

The Agreement will terminate on the earliest of (i) the Company’s material breach of its obligations under the Agreement, if not cured within ten (10) days, (ii) the date that is 10 business days prior to the expiration of the earlier of the Company’s advance notice deadline for the nomination of directors or the Company’s advance notice deadline for the submission of proposals at the 2015 annual meeting of stockholders or (iii) such other date as established by mutual written agreement of the Company and the Shareholders; and

•

If the Company provides notice of intent to nominate the New Independent Directors for election at the 2015 annual meeting of stockholders, then upon Shareholders’ consent, the Agreement will be extended until 10 business days prior to the advance notice deadline for nominations of directors at the 2016 annual meeting of stockholders.

CORPORATE GOVERNANCE

Board of Directors

Dr. E. Douglas Hodo and Catherine A. Allen will not stand for reelection to the board of directors. The board of directors is grateful for their innumerable contributions to the Company over their 26 years and 5 years of service, respectively. Paul W. Hobby will not stand for reelection to the board of directors. It is expected that he will be elected to serve as an advisory director at the 2014 annual meeting.

We have nominated two new independent directors to serve on the board of directors: Glenn C. Christenson and Arnaud Ajdler. Additional information regarding Mr. Christenson and Mr. Ajdler is set forth above in Proposal No. 1. Subject to his election at the upcoming annual meeting, the board of directors intends to select Thomas G. Apel to assume Dr. Hodo’s duties as Chairman of the board of directors.

General

We are managed by a board of directors comprised of nine members, five of whom are elected by our Common Stockholders and four of whom are elected by our Class B Stockholders. A majority of the members of the board of directors are “independent” within the meaning of the listing standards of the NYSE. Assuming the election of the 2014 director slate set described above, these directors are: Thomas G. Apel, Frank Keating, Glenn C. Christenson, Arnaud Ajdler, Robert L. Clarke, Laurie C. Moore and W. Arthur Porter. The board of directors has determined that none of these directors has any material relationship with us or our management that would impair the independence of their judgment in carrying out their responsibilities to us. In making this determination, the board of directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between us or any of our subsidiaries and a director to be material if the amount involved exceeds $120,000, exclusive of directors’ fees, in any of our last three fiscal years.

The roles of Chairman of the board of directors and Chief Executive Officer are separate and each role is held by a different individual. The Chairman of the board of directors is elected by the board following the annual meeting of stockholders. Our Class B Stockholders are entitled to nominate the person to serve as Chairman of the board of directors. As discussed below, the Chairman also presides over the regular and any special meetings of our non-management directors. Our non-management directors meet prior to each regularly scheduled board meeting.

All of our directors shall be elected at the annual meeting of stockholders and hold office until the next annual election or until his or her successor shall be elected and shall be qualified, or until his or her death or the effective date of his or her resignation or removal for cause. The act of six of the directors shall be the act of the board of directors except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or by the Company’s Amended and Restated By-Laws.

The board of directors has unanimously approved, on a conditional basis, an amendment to the Company’s Amended and Restated By-laws to change the voting standard for uncontested director elections from a plurality standard to a majority standard. The majority voting standard raises the standard for election to the board of directors by requiring affirmative votes from a majority of the votes cast in an uncontested election. In connection with the majority voting standard, the board of directors further approved a policy requiring the resignation of a director who fails to receive a majority vote in an uncontested election. Under the new By-law, in a contested election, the plurality voting standard would still apply. The effectiveness of the amended By-law implementing the majority voting standard and related director resignation policy is conditioned on stockholder approval of Proposal No. 6 to eliminate cumulative voting.

During 2013, the board of directors held four regular meetings, two special meetings, one retreat, and executed six consents in lieu of meetings. All directors attended all of such meetings. For 2014, the board of directors will have an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Advisory Committee. See “Committees of the Board of Directors” below.

The board of directors has adopted the Stewart Code of Business Conduct and Ethics, Guidelines on Corporate Governance and Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer, each of which is available on our website at www.stewart.com/investor-relations/corporate-governance and in print to any stockholder who requests it. We intend to disclose any amendment to or waiver under our Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer by posting such information on our website. Our Guidelines on Corporate Governance and the charters of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the Executive Committee require an annual self-evaluation of the performance of the board of directors and of such committees, including the adequacy of such guidelines and charters. The charters of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee are available on our website at www.stewart.com/investor-relations/corporate-governance and in print to any stockholder who requests them. Our Guidelines on Corporate Governance strongly encourages attendance in person by our directors at our annual meetings of stockholders. All of our directors attended our 2013 annual meeting of stockholders.

Director Qualifications

Each of our directors is an individual of high character and integrity, with an inquiring mind, and works well with others. Each director nominee brings a unique background and set of skills to the board, giving the board of directors, as a whole, competence and experience in a wide variety of areas, including insurance, real estate, technology, strategic planning, corporate governance, executive management, accounting, finance, government and international business. For information regarding the qualifications, background and experience of our director nominees, please see each nominee’s biographical information under Proposal No. 1.

Risk Oversight

The board of directors has ultimate responsibility for protecting stockholder value. Among other things, the board of directors is responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, and monitoring and measuring management’s performance in implementing the strategy. The board of directors works with its committees and management to effectively implement its risk oversight role.

The Audit Committee, with the assistance of management, oversees the risks associated with the integrity of our financial statements, our compliance with legal and regulatory requirements, and our liquidity requirements and other exposures to financial risk. The Audit Committee reviews with management, independent auditors and internal auditors (the internal audit function has been outsourced to Deloitte & Touche LLP) the accounting policies, the system of internal controls and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications. The Audit Committee, with the assistance of our legal department and human resources department, also performs oversight of our various conduct and ethics programs and policies, including the Stewart Code of Business Conduct and Ethics, reviews these programs and policies to assure compliance with applicable laws and regulations, and monitors the results of our compliance efforts. To the extent the Audit Committee identifies any material risks or related issues, the risks or issues are addressed with the full board of directors.

The Nominating and Corporate Governance Committee, with the assistance of management, oversees risks associated with administering our Guidelines on Corporate Governance and is responsible for reviewing and making recommendations for selection of nominees for election as directors by Common Stockholders. To the extent the Nominating and Corporate Governance Committee identifies any material risks or related issues, the risks or issues are addressed with the full board of directors.

The Compensation Committee, with the assistance of management, oversees risks associated with our compensation programs and policies. To the extent the Compensation Committee identifies any material risks or related issues, the risks or issues are addressed with the full board of directors.

Advisory Directors

In addition to the directors elected by our Common Stockholders and Class B Stockholders, from time to time our board of directors appoints advisory directors. These individuals are selected based on their potential as future candidates for our board of directors. This gives potential director candidates the opportunity to learn firsthand about the Company and provides a bench of candidates who have gone through the learning curve regarding the Company, its products, policies and business practices. If elected, they are ready to fully engage as directors. Our advisory directors receive notice of and regularly attend meetings of our board of directors and committees on which they serve as non-voting members. They provide valuable insights and information, but are not included in quorum and voting determinations. Non-employee advisory directors receive the same compensation for their services as our elected directors receive. Employee advisory directors do not receive any pay as an advisory director. All advisory directors attend meetings at the pleasure of the board. Matthew W. Morris, the Company’s Chief Executive Officer (“CEO”), currently serves as an advisory director.

Committees of the Board of Directors

For 2014, the board of directors of the Company will have the following committees: Executive, Audit, Nominating and Corporate Governance, Compensation and a new committee, Advisory, which shall be established immediately following the annual meeting.

Executive Committee. The Executive Committee may exercise all of the powers of the board of directors, except those specifically reserved to the board of directors by law, by resolution of the board of directors, or by the Executive Committee Charter. The Executive Committee currently consists of Thomas G. Apel (Chair), Robert L. Clarke, Paul W. Hobby, Malcolm S. Morris and Stewart Morris, Jr. During 2013, the Executive Committee held four meetings, at which all members were present, except that one director missed one meeting, and executed eleven consents in lieu of meetings. Assuming election of our director nominees, after the annual meeting the Executive Committee will consist of Tom Apel, (Chair), Robert L. Clarke, Glenn Christenson, Malcolm Morris, and Stewart Morris, Jr.

Audit Committee. It is the Audit Committee’s duty to assist the board of directors in fulfilling its oversight responsibility of (i) the integrity of the financial statements of the Company, (ii) the independent auditors’ qualifications, independence, and performance, (iii) the Company’s system of controls over financial reporting, performance of its internal audit function, independent auditors, and compliance with ethical standards adopted by the Company, and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee has sole authority to appoint or replace our independent auditors. The Audit Committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Audit Committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.stewart.com/investor-relations/corporate-governance. The Audit Committee currently consists of Robert L. Clarke (Chair), Thomas G. Apel, and Laurie C. Moore. During 2013, the Audit Committee held 8 regular meetings, at which all members were present. Each of the members of the Audit Committee is “independent” as defined under the listing standards of the NYSE and the Securities Exchange Act of 1934, and the board of directors has determined that Mr. Clarke is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. No member of our Audit Committee serves on the audit committees of more than three public companies. Assuming election of our director nominees, after the annual meeting the Audit Committee will consist of Robert L. Clarke (Chair), Glenn Christenson and Laurie Moore.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Nominating and Corporate Governance Committee. It is the Nominating and Corporate Governance Committee’s duty to: (i) identify individuals who may become board members or advisory directors, (ii) select or recommend director nominees for the next annual shareholder meeting, (iii) develop and recommend to the board of directors a set of corporate governance principles applicable to the Company, (iv) provide oversight of the Company’s corporate governance, and (v) oversee the evaluation of the board of directors and management. The Nominating and Corporate Governance Committee currently consists of Dr. W. Arthur Porter (Chair) and Laurie C. Moore, each of whom is “independent” as that term is defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four regular and one special meeting during 2013, at which all members were present. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.stewart.com/investor-relations/corporate-governance. Assuming election of our director nominees, after the annual meeting the Nominating and Corporate Governance Committee will consist of Dr. W. Arthur Porter (Chair), Laurie Moore, Governor Frank Keating and Arnaud Ajdler.

Our Guidelines on Corporate Governance require that a majority of the nine members of our board of directors be “independent” as that term is defined in the rules of the NYSE. As described above, a majority of our current board of directors is “independent” under the filing standards of the NYSE. Our Guidelines on Corporate Governance also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:

•

Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategic or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Specialized expertise or experience that will augment the board of directors’ expertise is particularly desirable.

•

Each director should have sufficient time available to devote to our affairs to carry out the responsibilities of a director and, absent special circumstances, no director should simultaneously serve on the boards of directors of more than three public companies. Directors are qualified for service on the board of directors only if they are able to make a commitment to prepare for and attend on a regular basis meetings of the board of directors and its committees.

•

Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director. Directors to be nominated for election by our Common Stockholders should not be chosen as representatives of a constituent group or organization; rather each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

•	Directors should have equity ownership in the Company.

The board of directors does not have a formal policy with respect to board nominee diversity. In recommending proposed nominees to the full board, the Nominating and Corporate Governance Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating and Corporate Governance Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us. There are no minimum requirements for nomination.

In recent years, vacancies occurring in our board of directors have been filled by advisory directors whose experience and expertise have contributed significantly to the deliberations of the board of directors and who meet the criteria set forth above.

Each director is required to own an amount of Company Common Stock equal to a multiple of three times the director’s annual retainer. Each director has five years, from the later of their initial election and March 2011, to acquire the required amount of Common Stock. Stock ownership requirements have been designed in such a way that the ability of the board of directors to recruit diverse board candidates will not be impaired, yet board members will have a strong alignment with stockholders.

Pursuant to our Amended and Restated By-Laws, the Nominating and Corporate Governance Committee will accept and consider nominations by stockholders of persons for election by our Common Stockholders to our board of directors. To be considered for nomination at our 2015 annual meeting of stockholders, stockholder nominations must be received by us no later than February 14, 2015. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may submit such nominations in writing addressed to the Nominating and Corporate Governance Committee in care of Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Any such submission should include the candidate’s name, credentials, contact information and consent to be considered as a candidate.

Compensation Committee. It is the duty of the Compensation Committee to assist the board of directors in discharging its responsibilities relating to the Company’s compensation policies, the compensation of the Company’s officers and senior managers, and to produce the required report on executive compensation for inclusion in the Company’s annual proxy statement. The Compensation Committee currently consists of Laurie C. Moore (Chair), Catherine A. Allen and Dr. W. Arthur Porter. During 2013, the Compensation Committee held four regular meetings and three special meetings, at which all members were present, and executed one consent in lieu of meeting. Our board of directors has determined that each member of our Compensation Committee is “independent” as that term is defined in the rules of the NYSE. Assuming election of our director nominees, after the annual meeting the Compensation Committee will consist of Laurie C. Moore (Chair), Governor Frank Keating, Arnaud Ajdler and Dr. W. Arthur Porter.

The Compensation Committee functions pursuant to its charter, which is available on our web site at www.stewart.com/investor-relations/corporate-governance. The Compensation Committee’s specific duties and responsibilities include, but are not limited to, the following:

•

Establish and monitor the basic philosophy and policies governing the compensation of executive officers, senior managers, and officers of the Company who are also serving as members of the board of directors.

•

Make compensation recommendations to the board of directors with respect to the compensation for executive officers, senior managers, and officers of the Company who are also serving as members of the board of directors.

•

Recommend a pay-for-performance based CEO compensation plan to the board of directors and oversee administration of the plan, including evaluating the CEO’s performance in light of the goals under the plan.

•

Review and approve employment agreements, severance agreements and change in control agreements with the executive officers and any officers of the Company who are also serving as members of the board of directors.

•	Review the overall compensation structure and programs for all employees (including a review of any risks to the Company that may arise from such structure or programs).

•	Approve the equity-based compensation plans of the Company.

•

Review and discuss with management the disclosures in this proxy statement’s Compensation Discussion and Analysis (the “CD&A”), make a recommendation to the board of directors regarding the inclusion of the CD&A in this proxy statement, and produce a Compensation Committee Report for inclusion in the Company’s proxy statement, each in accordance with the requirements of the Securities and Exchange Commission.

The Compensation Committee shall have the sole authority to retain and terminate any independent compensation consultant. The Compensation Committee is responsible for determining the independence of such advisors by taking into consideration all factors relevant to advisor independence, including the factors set forth in the NYSE Listed Company Manual. The Compensation Committee shall have authority to direct the work of the compensation consultants and establish consultant’s fees. It may also obtain advice and assistance from other advisors it determines necessary for effective completion of its duties. The Company shall fund (i) the Compensation Committee approved expenses for any independent advisors employed by the Compensation Committee and (ii) any other reasonable expenses incurred by the Compensation Committee.

Advisory Committee. It will be the new Advisory Committee’s duty to oversee our cost savings initiatives and help determine if additional cost savings are obtainable. The Advisory Committee will consist of Thomas G. Apel (Chair), Glenn Christenson and Robert L. Clarke.

Compensation Committee Interlocks and Insider Participation

None of the current or former members of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, is involved in a relationship requiring disclosure as an interlocking executive officer/director, or had any relationship requiring disclosure under Item 404 of Regulation S-K.

Sessions of Independent Directors

Our independent directors meet at regularly scheduled sessions without management. The Chairman of the board presides at those sessions. Persons wishing to communicate with our non- management directors may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Persons wishing to communicate with our other directors may do so by writing in care of Corporate Secretary, Stewart Information Services Corporation, at the same address.

EXECUTIVE OFFICERS

The following table sets forth the names and positions of our executive officers as of March 24, 2014:

Matthew W. Morris	Chief Executive Officer
J. Allen Berryman	Chief Financial Officer, Secretary and Treasurer
John L. Killea	Chief Legal Officer
Glenn H. Clements	Group President, Direct Operations
George L. Houghton	Group President, Agency Operations
Steven M. Lessack	Group President, International Operations
Jason R. Nadeau	Group President, Mortgage and Title Services

Below is biographical information for our executive officers:

Matthew W. Morris. Matthew W. Morris, 42 years old, was elected Chief Executive Officer of the Company in November of 2011. Having served for the prior five years as Senior Executive Vice President of the Company, Stewart Title Company and Stewart Title Guaranty Company, in addition to serving as President of the Shared Services Division, Mr. Morris has an intimate knowledge of the Company. He provides leadership over all of the Company’s businesses, focusing on operational alignment, process efficiencies, smart growth and maximum shareholder value. In 2004, Mr. Morris joined the Company’s executive management team as Senior Vice President, Planning & Development. Previously, he was director of a strategic litigation consulting firm, offering trial and settlement sciences and crisis management. Mr. Morris received a Bachelor of Business Administration in organizational behavior and business policy from Southern Methodist University, and an MBA with a concentration in finance from The University of Texas. In 2013, he was named a gold winner for Executive of the Year (large company category) in the Best in Biz awards, and recognized as an industry leader in the Swanepoel Power 200. Matthew W. Morris is the son of Malcolm S. Morris. Malcolm S. Morris and Stewart Morris, Jr. are first cousins.

J. Allen Berryman. J. Allen Berryman, 56 years old, has served as Chief Financial Officer, Secretary and Treasurer of the Company since September 2008. From January 2006 through August 2008, Mr. Berryman served as Vice President—Finance of Contract Research Solutions, Inc., d/b/a Cetero Research, one of the world’s largest providers of early clinical trial and bio-analytical laboratory services to pharmaceutical, biotechnology and generic drug companies. Prior to joining Cetero, he spent nine years in the electronic payments industry, holding CFO and COO positions with Retriever Payment Systems and TeleCheck International, and serving as Corporate Controller and Chief Accounting Officer of First Data Corporation. Mr. Berryman also has 12 years’ experience with the public accounting firm of Deloitte & Touche. Mr. Berryman received his Bachelor of Business Administration in accounting from the University of Georgia, and is a Certified Public Accountant.

Glenn H. Clements. Glenn H. Clements, 66 years old, has been with the Company for more than 35 years and has extensive experience in the title insurance and real estate industries. As Group President, Direct Operations for Stewart Title Company, a wholly owned subsidiary of the Company, Mr. Clements is responsible for all domestic directly-owned agency offices in the Stewart Title network. He oversees all residential and commercial operations, including escrow closings, sales and production facilities, as well as Stewart Specialty Insurance Services and Stewart’s 1031 exchange company, Asset Preservation, Inc. Mr. Clements is a member of the Texas Land Title Association and the Mortgage Bankers Association. He earned a Bachelor of Business Administration and a Master of Business Administration from the University of Houston.

George L. Houghton. George L. Houghton, 57 years old, has over 39 years of title insurance industry experience. Currently, Mr. Houghton serves as Group President, Agency Operations for Stewart Title Guaranty Company and is responsible for Stewart’s independent title agency network across the United States. In addition, he oversees Stewart Vacation Ownership and Stewart Agency Technology Sales. Prior to becoming Group

President, Mr. Houghton was Executive Vice President, Agency Services Group for Stewart Title Guaranty Company from 2009 through 2011. He also served as Senior Vice President and National Agency Services Director, District Agency Manager for South and West Texas, and Senior Vice President—National Closing Officer for Stewart Title of Houston. Prior to joining Stewart, Mr. Houghton was the president and owner of an independent title agency in the Houston area, and is a licensed real estate broker. He graduated from the University of Houston with a Bachelor of Business Administration in 1981, and went on to earn a Master of Business Administration from Houston Baptist University in 1983.

John L. Killea. John L. Killea, 58 years old, is the chief legal officer of the Company. Killea is responsible for the underwriting, claims, litigation, compliance and regulatory areas for SISCO and its affiliated companies. With more than 32 years of legal experience, Mr. Killea joined the Company in 2000 as counsel in the claims and agency underwriting areas for Stewart Title Insurance Company (“STIC”), the Company’s New York underwriter. He has served as chief claims counsel and general counsel for STIC, and continues to serve as general counsel for Stewart Title Guaranty Company since his appointment in 2008. Mr. Killea holds a Bachelor’s degree cum laude from Lafayette College and a Juris Doctorate from Fordham University School of Law. He is a member of the New York State Bar Association and has been admitted to practice in the State of New York and the United States District Court for both the Eastern and Southern Districts of New York.

Steven M. Lessack. Steven M. Lessack, 61 years old, is President of STGC Canada, and Chief Executive Officer of Stewart Title Limited, overseeing the Company’s business activities in the United Kingdom, Europe and Australia. In 1996, he opened the Canadian operation for Stewart Title Guaranty Company. With his more than 35 years of title insurance and related real estate knowledge, he also holds the position of Group President, International Operations, where he is responsible for and oversees all title operations outside of the United States, in addition to the Company’s expansion activities worldwide. In addition to Canada, the Company presently has operations in Mexico, Central & South America, the Caribbean, Australia and throughout Europe. Prior to joining Stewart, he was an independent agent of Stewart Title Insurance Company with offices throughout upstate New York. He attended California State University in San Bernadino.

Jason R. Nadeau. Jason R. Nadeau, 43 years old, is Group President, Mortgage and Title Services for the Company. He is responsible for leading and developing comprehensive national mortgage services and title production. Additionally, Mr. Nadeau oversees Stewart Lender Services, the Company’s national title production centers, and PropertyInfo Corporation, its real estate technology services company. Mr. Nadeau previously served as senior vice president of First American’s Enterprise Technology, and as president of RealEC® Technologies, a company he helped found. Previous to his tenure at RealEC, Mr. Nadeau served as vice president of technology for Stewart Mortgage Information (now Stewart Lender Services), and in various capacities at Norwest Mortgage, now Wells Fargo®. Mr. Nadeau graduated from the University of St. Thomas in St. Paul, Minnesota, with a Bachelor’s degree in business finance and a minor in systems analysis and design.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis (“CD&A”), describes the Company’s executive compensation program in 2013. The objective of our executive compensation program is to maintain a strong pay-for-performance culture in order to attract, retain, and motivate the key leaders who serve our Company and our stockholders. The following pages explain the process, objectives, and structure of the executive compensation decisions undertaken by our Compensation Committee and our board of directors for 2013. This CD&A is intended to be read in conjunction with the tables beginning on page 38 below, which provide detailed historical compensation information for our Named Executive Officers (“NEOs”). Our NEOs are:

Name	Title
Matthew W. Morris	Chief Executive Officer
J. Allen Berryman	Chief Financial Officer
Glenn H. Clements	Group President, Direct Operations
Jason R. Nadeau	Group President, Mortgage and Title Services
Steven M. Lessack	Group President, International Operations

Executive Summary

Stewart Pays for Performance and Responds to Shareholders

We are committed to providing value to our shareholders. Along with the strong support of the compensation programs by shareholders in 2013, we continued to dedicate significant efforts to ensuring our executive compensation programs remained appropriate and properly rewarded executives in a manner consistent with feedback received by shareholders. We directly engaged our shareholders, similar to efforts in 2012, to solicit their thoughts and suggestions regarding our compensation programs, and we took action. We are confident that through the discussions below, our shareholders will see that we understand our responsibility to maintain an executive compensation program that fairly and appropriately compensates our executive officers.

Stewart Performance

2013 marked the 120th anniversary of the founding of the Company. From its inception in 1893, Stewart has grown to one of the largest title insurance companies in the nation, and one whose name is synonymous with trust, integrity, and service. This year also marked the achievement of many key strategic initiatives which will continue to position us well for the coming years, including:

•	We reported pretax earnings of $101.1 million in 2013, the fourth consecutive year in which pretax earnings increased over the year before.

•	Title losses as a percentage of title revenues declined to 5.9% from 8.1% in 2012, representing the lowest title loss rate since 2006. Cash title claims paid declined 6.7%.

•

Our commercial revenues in 2013 were $137.5 million, the greatest since 2007. During the fourth quarter of 2013, we appointed a new head of commercial operations and reorganized the commercial services team to more closely align with customer needs.

•	In August, we received an upgrade from Fitch of our Insurer Financial Strength rating to A- from BBB+.

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We continued to transition our mortgage services operation from its historical focus on defaulted and distressed loans to a more sustainable suite of service offerings designed to provide ongoing loan origination and servicing support services. Among the actions taken to that end was the third quarter 2013 acquisition of certain assets of Allonhill LLC, an industry-leading provider of loan due diligence and risk management services, and through which we entered the capital markets.

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During 2013, we continued our disciplined approach to partnering with high-quality independent agencies; by the end of 2013, our average annual premium received per independent agency had increased 19.5% over 2012.

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We introduced the Stewart Trusted Provider ™ Program for our network of independent agencies. An independent agent may display our Trusted Provider seal after undergoing a rigorous review process to validate the high-quality standards they must maintain to be a Stewart agency.

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During the first quarter 2013, we exchanged an aggregate of $37.1 million of our Convertible Senior Notes due 2014 for common stock in privately negotiated transactions. By entering into these exchange agreements, we avoid future interest expense and cash outlay, converted more than 50 percent of the outstanding convertible senior note balance at year-end 2012 into equity, strengthened our balance sheet and eliminated an equivalent amount of future repayment risk.

•	We continued to successfully manage our litigation risk, with several favorable outcomes from jury trial or other pre-and post-trial activities.

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Several of our executives were recognized nationally for their contributions to the industry and for exceptional leadership, including being awarded Best of Biz’s CEO of the Year for 2013, recognized in the 2013 Swanepoel Power 200 List ranking real estate industry leaders according to their influence and power, and being named one of HousingWire’s 2013 Women of Influence.

These achievements represent a short list of factors which contributed to our Company being one of the highest performing companies in its sector over the past three years. We have experienced consistent positive stock price growth over the past three year period, resulting in a three-year total return to shareholders of 183%. This results in a 3-year relative TSR rank, as compared to our peers, at the 97th percentile. Our Company is performing, and doing so at a rate markedly better than the majority of our peers.

Based on stock prices ending December 31, 2013. Stewart TSR Ranking provided by Longnecker & Associates. Source of Data: S&P Capital IQ

Pay for Performance

Actual total compensation for our CEO was below the market 25th percentile, while our named executive officers as a whole in 2013 were below the 50th percentile. Despite strong financial performance the past two years and a substantial increase in stock price over the same period, the compensation that we have paid our CEO has remained below the 25th percentile of our peer group. The Company is aware that it is paying the CEO modestly considering the shareholder value created over his tenure; however this has been a result of Mr. Morris being new to the CEO role as of the end of 2011. The Committee continually assesses the performance of the CEO and his ability to generate value to shareholders. As a result, the Committee discussed Mr. Morris’ compensation in 2013 and determined the following:

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Mr. Morris has established his ability to lead the Company and create value for shareholders. While it was our practice to compensate him relatively lower than the market over the past three years due to his being new to the role, his performance and tenure justify increases to his compensation. The Committee will consider adjustments which bring Mr. Morris into better competitive alignment with the market.

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The use of long-term incentives to create alignment between executives and shareholders is an important market practice. To achieve this necessitates competitive long-term incentive grants which are tied to the performance of the Company. While these grants are currently provided to Mr. Morris, they are at levels which are below the market 25th percentile. The Committee believes increasing the long-term incentive grants provided to Mr. Morris annually is an important step in creating better alignment of the CEO with shareholders and enhancing the motivation to increase shareholder value through growth in stock price.

As the following graph depicts, the performance of the Company under Mr. Morris’ leadership has generated an increase in shareholder value. While this has resulted in modest increases to compensation, the relative alignment to market still remains below the 25th percentile. As such, given Mr. Morris’ ability to lead the executive team and the obvious shareholder value he and his team have created, the Committee believes it is important to retain and motivate Mr. Morris to continue performing for shareholders.

1)	Mr. Morris became CEO in November 2011.

NOTE: CEO Compensation and stock price information provided by Longnecker & Associates. CEO actual total compensation is comprised of base salary, actual annual incentive, grant-date value of long-term incentives, and all other compensation as reported in the summary compensation table for each respective year.

Response to 2013 “Say on Pay” Vote

An overwhelming majority of the votes cast on our 2013 Say on Pay proposal (the “2013 Say on Pay Vote”) were cast in favor of the proposal. Specifically, 85.6% of shares were voted in favor of our Say on Pay proposal. Based on the results of the 2013 Say on Pay Vote, as well as our ongoing dialogue with our stockholders, the Compensation Committee and our Board have concluded that the executive compensation design changes that were first disclosed in 2012, and have been utilized since, are consistent with stockholder expectations and are more properly aligned with the Company’s new compensation philosophy and objectives.

For 2013, our Compensation Committee Chairman, along with members of senior management, reached out to 14 of our largest institutional investors, as well as Institutional Shareholder Services, Inc. and Glass Lewis & Co., to engage in valuable discussions regarding our executive compensation program, corporate governance and strategic accomplishments. Thirteen of the investors, along with ISS and Glass Lewis, chose not to engage in discussions at this time. The fourteenth investor indicated approval of our compensation policies and programs. As we evaluated our executive compensation and governance programs in 2013, we considered and incorporated new and previous feedback we received from these sources, which resulted in maintaining previously instituted changes to our executive compensation programs. While all of our programs are discussed in detail below, some noteworthy changes which have occurred since 2011 are as follows:

Our Response to Shareholder Feedback:

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Our annual short term incentive plan (“STI”) was redesigned to create a strong connection between corporate and operational performance and the potential cash awards to be made to our executives. Clear quantitative metrics were established for measuring performance. The Compensation Committee believes that the link between specific, measured performance and compensation is a primary driver of our stock price over time.

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Our long term incentive plan (“LTI”) was redesigned for 2012 to connect vesting events for each type of long term incentive award to predetermined relative Total Shareholder Return (“TSR”) performance against the peer group and the Russell 2000 Financial Services Index. Clearly defined, quantifiable measures of performance are the keystone of our long-term incentive plan.

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Executive base salaries were also adjusted for 2012 to reflect expanded job responsibilities, general market trends, and the newly designed pay-for-performance compensation program. Salaries for NEO’s remained the same for 2013.

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The implementation of the new pay-for-performance compensation program was accomplished in Houston’s competitive job market where there are more than 5000 energy-related businesses enjoying a strong energy market, hiring, and paying top dollar for executive talent. While these firms are not our peers, they do have an impact upon the business environment in which we must hire, compensate, retain and motivate employees.

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The tasks still underway include extending the compensation philosophy and practices to lower levels of management and aligning all compensation practices going forward. To better match job responsibilities with compensation levels, Human Resources has worked to ensure that job titles, job descriptions, and executive level employment agreements are consistent across the Company, which will lead to consistent pay structures and compensation practices.

Our Executive Compensation Programs: We Pay For Performance

The core principle of our executive compensation philosophy is to pay for performance. Accordingly, our executive compensation program is heavily weighted toward “at-risk” performance-based compensation. We have three elements of total direct compensation: base salary, annual incentive bonus and long-term equity compensation. These elements provide our Compensation Committee with a platform to reinforce our pay-for-performance philosophy to address our business needs and goals with appropriate flexibility. As illustrated in the chart below, in 2013, 72% of total direct compensation to our CEO was performance-based and not guaranteed, while 66% of NEO compensation was at-risk.

Our Executive Compensation Practices

Below we highlight certain executive compensation practices, both the practices we have implemented to drive performance, and the practices we have not implemented because we do not believe they would serve our shareholders’ interests.

Given the dramatic changes to our compensation philosophy and practices, we believe this chart is important, as it clearly identifies the substantive changes to our compensation practices in the past two years.

Compensation Best Practices that We Follow
☑	Pay for Performance—We tie pay to performance. The majority of our executive pay is variable based upon performance and not guaranteed. We have established clear financial goals for corporate performance and differentiate based on individual achievement. In establishing goals, we select performance metrics that drive both our short-term and long-term corporate strategy in accordance with our strategic plan.

☑	Mitigate Undue Risk—We mitigate undue risk associated with compensation, including utilizing caps on potential payments, clawback provisions, retention provisions, multiple performance targets and robust board and management processes to identify risk.

☑	Double Trigger—All employment agreements and incentive award agreements for executives require a termination of employment in addition to a change in control before cash severance benefits are triggered.

☑	Minimal Perquisites—We provide only minimal perquisites (under $33,000 for any one executive) to our executive officers and do not offer gross-up on any perquisite.

☑	Regular Review of Share Utilization—We evaluate share utilization by reviewing overhang levels (dilutive impact of equity compensation on our shareholders) and annual run rates (the aggregate shares awarded as a percentage of total outstanding shares).

☑	Equity Ownership Guidelines—We require our directors and executive officers to acquire and maintain prescribed levels of ownership of our stock in order to align their interest with those of our stockholders. These guidelines require that within a five year period from the date a person becomes an executive officer, they must hold Company common stock in value equal to approximately 6 times for the CEO and .30 to 1 times their base salary for other executives.

☑	No SERP Program—We do not offer SERP’s to our current executives.

☑	Clawback Policy—Our long-term incentive plans have clawback provisions that include recapture rights for any incentive amount paid or vested in the event that the Compensation Committee determines that an executive has violated any of the restrictive covenants included in employment agreements.

☑	Minimum Vesting Requirements—We have instituted minimum vesting requirements for all equity-based compensation awards.

☑

Independent Compensation Consulting Firm—The Compensation Committee benefits from its utilization of an independent compensation consulting firm, Longnecker & Associates (“L&A”), which provides no other services to the Company.

Disfavored Compensation Practices that We do not Follow

☑	No Share Recycling under the Long-Term Incentive Plan

☑	No Excise Tax Gross-Ups Upon Change in Control

☑	No Repricing of Underwater Stock Options

☑	No Hedging Transactions or Short Sales by executive officers or directors Permitted

☑	No Guaranteed Bonus or Retention Bonus for executive officers

☑	Severance multipliers not greater than 3.0X for any executive officer

Oversight of our Executive Compensation Practices

Our executive compensation program is administered by the Compensation Committee of the Board. The Compensation Committee currently consists of three directors: Laurie C. Moore (Chair), Catherine A. Allen, and

Dr. W. Arthur Porter. At all times in 2013, all of the persons serving on the Compensation Committee were independent, as defined by the standards of the NYSE, and satisfied the qualification standards of section 162(m) of the Code and Section 16 of the Exchange Act.

The Compensation Committee is responsible for, among other functions, reviewing and approving the total compensation for our executives consistent with the objectives and philosophy described below.

Executive Compensation Risk Management

The Compensation Committee does not believe that the Company’s compensation policies and practices encourage excessive or unnecessary risk-taking by our executives and other employees. In fact, the Compensation Committee believes that our compensation program is designed with an appropriate mix of compensation to mitigate these risks. Practices include:

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Setting base compensation for executives within reasonable ranges of our competitive market and rewarding executives through the cash incentive compensation plan for exceptional performance when the Company outperforms, which we believe aligns management’s interests with shareholders’ interests;

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Utilizing financial, operational and individual performance measurements under the cash incentive compensation plan that require both objective and subjective performance determinations, with discretion retained by the Compensation Committee to consider imprudent risk assumption that led to short-term gains and adjust the awards produced under such plan accordingly;

•	Incorporating performance-based long-term incentives which encourage consistent behavior and reward long-term, sustained performance of the Company;

•	Prohibiting trading of derivatives or hedging by executive officers as required in the Company’s Security Trading and Investment Policy;

•	Regularly benchmarking our current compensation practices, policies and pay levels with our peer group;

•	Requiring a mandatory forfeiture of grants of unvested equity upon a termination by the Company for cause; and

•	Ensuring that our executive compensation programs are overseen by a committee of independent directors, who are advised as needed by both internal and external risk experts.

Compensation Philosophy and Objectives

The Compensation Committee follows a “pay for performance” philosophy in our executive compensation structure which is designed to encourage and reward the achievement of our long-term goals and the creation of shareholder value. For each executive, the pay-for-performance compensation package is also intended to represent a fair and competitive compensation arrangement that promotes a meaningful work experience including personal fulfillment, competitive pay and job security.

The Compensation Committee believes that our executive compensation program should reward enhanced financial performance of the Company and maximize shareholder value by aligning the short-term and long-term interests of our executive officers with those of our shareholders. Our Company’s programs are intended to:

•	Attract, retain and motivate individuals of outstanding ability in key executive positions;

•	Drive and reward strong business performance which is aligned with company strategies, to create superior value for our shareholders;

•	Pay for performance;

•	Ensure that performance-based compensation does not encourage excessive risk taking; and

•	Encourage our executives to focus on both the short-term and long-term performance goals of the Company.

Our executive compensation also is intended to be market competitive. For 2013, the Committee approved base salary, annual performance compensation and long-term incentive compensation (together, the “total direct compensation”) for each executive that was intended to be competitive with our peer group. In addition, in establishing the compensation of our executives, the Compensation Committee also took into consideration historical and individual circumstances, including tenure and experience, individual performance, retention factors, and the availability of comparable data for each position.

The Compensation Committee believes that a majority of executive compensation should be “at risk”—that is, the ultimate, realized value of the compensation will be tied to the Company’s financial and equity performance. During periods when our financial performance meets or exceeds established objectives, we believe that executives should be rewarded appropriately under our incentive compensation programs for their efforts in achieving our goals. Likewise, when our performance does not meet the established goals, incentive compensation may be reduced or may not be earned.

Incentive compensation is designed to balance short-term annual results and long-term multi-year success of the Company. Short-term awards primarily are payable in cash, while long-term awards are equity-based awards. It is important to note that in comparing historical pay with pay for 2013 in the executive compensation tables that follow this CD&A, 2013 compensation continues to build on performance-based pay relative to previous years.

Implementing the Philosophy

In support of our compensation philosophy:

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When setting base salary levels for our executives, we take into account external market rates, as well as executive performance, internal equity and pay trends over time compared to the trend in Company performance as measured by TSR.

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STI design is focused on pay-for-performance and will motivate our executives to achieve key annual objective measures of financial performance and operating performance. Consistent with our philosophy, short term incentive awards are tied to specific metrics designed to drive annual improvement and operational excellence.

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Long term incentive plan (“LTI”) grants motivate our executives to enhance shareholder value, as well as to work as a team to ensure Company performance. The Company’s choice of long term incentive vehicles align executives’ interests with those of shareholders, and equity grants consist of performance-based vesting conditions. Consistent with our overall compensation philosophy, long term incentive grant values are targeted to the median of our peers, reward accomplishment of long term quantifiable business goals, and aid executives in the achievement of applicable stock ownership guidelines.

Our executive compensation programs also reflect sound corporate governance, marketplace best practices, and are based on solid business rationale.

The following table outlines the major elements of 2013 total compensation for our executives:

Compensation Element	Purpose	Link to Performance	Fixed/ Performance Based	Short/ Long-Term
Base Salary	Helps attract and retain executives through market-competitive base pay	Based on performance with regard to individual job responsibilities	Fixed	Short-Term
Short-Term Incentive Plan Awards	Encourages achievement of annual strategic and financial performance metrics that create long-term shareholder value	Based on achievement of predefined annual corporate performance objectives and target performance of relevant business unit	Performance Based	Short-Term
Long-Term Performance-Based Awards (Performance-Based Restricted Stock and Cash-Based Performance Units)	Aligns executives’ long-term compensation interests with stockholders’ investment interests while creating a retention incentive through multi-year performance periods	Initial targeted award amount is determined based on competitive market data and performance relative to specific targets; ultimate value to each executive is based on the level of performance achieved	Performance Based	Long-Term
Benefits and Perquisites	Establishes limited perquisites in line with market practice, as well as health and welfare benefits on the same basis as our general employee population		Fixed	Short-Term

Roles in Determining 2013 Named Executive Officer Compensation

The Role of the Compensation Committee

As stated in the Compensation Committee Charter, the Compensation Committee is responsible for determining the components and amount of compensation for our executive officers and provides overall guidance for our employee compensation policies and programs. The Compensation Committee consults with the CEO for compensation recommendations for other executive officers and for the purpose of assuring that executive compensation programs do not distort our overall compensation structure. The CEO’s recommendations are based upon his assessment of each executive officer’s performance, the performance of the individual’s respective business or function, and employee retention considerations. The Compensation Committee reviews our CEO’s recommendations and approves, in its sole discretion, any compensation changes affecting our executive officers.

The Role of Management

Members of management, including Human Resources, assist the Compensation Committee by providing recommendations that management believes will establish appropriate and market-competitive compensation plans for executive officers consistent with the Company’s compensation philosophy. As part of this process, management collaborates with the Compensation Committee regarding information on market trends, potential compensation plan designs, and industry trends, before making recommendations to the Compensation Committee. In preparation for the 2013 compensation plans, management:

•	Recommended base salaries and cash and incentive targets for executives other than the CEO; and

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Proposed incentive metrics and targeted performance levels for the short- and long-term incentive plans, including target value (or number of shares) of performance-based restricted stock and cash-based performance units.

At the end of the 2013 performance year, management reviewed metric based performance relative to expectations in 2013 of each executive other than the CEO, for the purpose of validating the 2013 short-term incentive awards and the long-term incentive awards.

The Compensation Committee reviews and discusses management’s recommendations in conjunction with its independent compensation consultant when making compensation decisions or recommendations to the full Board.

The Role of the Compensation Consultant

During 2013, the Compensation Committee engaged Longnecker & Associates (“L&A”) to assist in providing a comprehensive assessment of our executive compensation programs and to assist in the drafting of this CD&A. The Compensation Committee retained the sole authority to select, retain, terminate, and approve fees and other retention terms of the relationship with L&A. In addition, L&A also assisted the Nominating and Corporate Governance Committee in the assessment of independent director compensation.

The Compensation Consultant provides various executive compensation services to the Compensation Committee. Generally, these services include advising the Compensation Committee on the principles of our executive compensation program and providing market information and analysis regarding the competitiveness of our program design and award values in relationship to performance.

During 2013, the Compensation Consultant performed the following services for the Committee:

•	Conducted an evaluation of the total compensation for each of the named executive officers;

•	Conducted an evaluation of the total compensation of other executives of the Company;

•	Provided independent recommendations for CEO compensation;

•	Provided the CEO with recommendations for the compensation of other executive officers;

•	Discussed with the CEO, his recommendations for his direct reports;

•	Presented information related to current trends and regulatory developments affecting executive compensation programs in our market;

•	Provided recommendations and information related to stock ownership guidelines;

•	Reviewed the annual and long-term incentive plans;

•	Assisted in the development and review of the Compensation Committee’s compensation governance schedule; and

•	Assisted in the drafting and review of the CD&A and compensation tables for the annual proxy statement.

In addition, L&A attended meetings of the Compensation Committee, as requested by the Compensation Committee Chair.

The NYSE has adopted guidelines for Compensation Committees to consider when identifying Compensation Committee advisor independence. The Compensation Committee reviewed these guidelines and determined that L&A is an independent consultant under these guidelines. This independence was confirmed in writing by L&A. L&A performs no services for the Company other than those specific to Board Committee assignments regarding executive and non-employee director compensation.

Our management communicates with L&A and provides data to L&A regarding our executive officers, but does not direct L&A’s activities.

Benchmarking and Peer Group Comparison

As discussed above, during 2013, L&A analyzed the Company’s 2012 peer group and additional potential peer candidates in an effort to capture changes in the market that impacted the applicability of certain peers within the Company’s 2012 peer group, as well as additional companies which we compete with for talent. As a result, L&A provided a recommended peer group for the Compensation Committee’s review. The Compensation Committee approved the final peer group utilized in the 2013 compensation analysis.

The compensation analysis was based upon an evaluation of approximately 70 potential peers consisting of financial services, insurance, title services and real estate companies. L&A reviewed multiple financial criteria focusing on companies which are within a range of 0.5x to 2.0x our size. In addition to financial metrics, L&A and the Compensation Committee also took into account other factors in the determination of appropriate peer comparators, including title companies, financial service companies tied to the real estate market, and complexity of operations.

L&A compiled compensation data for the peer group from a variety of sources, including proxy statements and other publicly filed documents. The consultant also provided published survey compensation data from multiple sources, including the following surveys: Economic Research Institute, Mercer, Inc., Kenexa and Towers Watson. For each survey, L&A adjusted the data to appropriately reflect companies of a similar size to the Company.

For each element of compensation for which data was available, L&A averaged the 25th percentile from the peer group and the published survey data to approximate the 25th percentile for the “market.” A similar process was used to establish the 50th and 75th percentiles. The combination of published survey data and peer compensation data was then used to compare the compensation of our executives to comparably titled persons at companies within our peer group and in the survey data.

When considering our compensation practices and levels, the Compensation Committee reviews the compensation practices and levels of the peer group companies to determine market levels. The Compensation Committee periodically reviews the composition of our peer group to ensure that the companies in the group are relevant for comparative purposes, have executive positions with responsibilities similar to ours, and that compete with us for executive talent. The Compensation Committee and L&A review data for potential peers relating to revenue, assets, enterprise value, and market capitalization. Based on these factors and directly comparable business lines, the Compensation Committee determined that the following companies would comprise our peer group for 2013.

Stewart 2013 Peer Group
Company Name	Ticker	Revenue	Assets	Market Cap	Net Income		Enterprise Value	Industry
First American Financial Corporation	FAF	$4,920	$6,303	$2,654		$268	$2,110	Property and Casualty Insurance and Title Services
PHH Corporation	PHH	$2,896	$9,771	$1,440		$158	$6,780	Specialized Finance
Mercury General Corporation	MCY	$2,796	$4,232	$2,758		$106	$2,718	Property and Casualty Insurance
HCC Insurance Holdings Inc.	HCC	$2,548	$10,153	$4,413		$409	$5,013	Multi-line Insurance
Kemper Corporation	KMPR	$2,447	$7,821	$2,118		$150	$2,661	Multi-line Insurance
Stewart Information Services Corporation	STC	$1,983	$1,273	$714		$127	$551	Title Insurance and Real Estate Products and Services
Infinity Property and Casualty Corp.	IPCC	$1,324	$2,260	$800		$29	$997	Property and Casualty Insurance
Crawford & Company	CRD.B	$1,200	$842	$476		$59	$610	Insurance Brokers
MGIC Investment Corp.	MTG	$1,168	$5,858	$2,770	-$	435	$3,568	Mortgage Finance
State Auto Financial Corp.	STFC	$1,154	$2,471	$813		$41	$861	Property and Casualty Insurance
Navigators Group Inc.	NAVG	$909	$4,097	$786		$69	$799	Property and Casualty Insurance
United Fire Group, Inc	UFCS	$845	$3,701	$855		$44	$774	Property and Casualty Insurance
Hilltop Holdings Inc.	HTH	$785	$7,403	$1,450		$60	$2,275	Mortgage Loans and Insurance for Plains Capital Bank
Radian Group	RDN	$747	$6,054	$2,493	-$	384	$3,481	Mortgage Finance
Safety Insurance Group Inc.	SAFT	$725	$1,592	$857		$56	$821	Property and Casualty Insurance
RLI Corp.	RLI	$692	$2,887	$1,990		$117	$2,130	Property and Casualty Insurance
Employers Holdings, Inc.	EIG	$659	$3,617	$931		$118	$946	Property and Casualty Insurance
EMC Insurance Group Inc.	EMCI	$534	$1,300	$446		$42	$471	Property and Casualty Insurance
Median		$1,154	$4,097	$1,440		$60	$2,110
Average		$1,574	$4,535	$1,598		$57	$2,087

Elements of 2013 Named Executive Officer Compensation

Base Salaries

We pay an annual base salary to each of our executives in order to provide them with a fixed rate of cash compensation that is “non-variable” during the fiscal year. In establishing base salaries, the Compensation Committee considers a variety of factors, including internal pay equity, operational performance as it relates to an executive’s level of duties and responsibilities applicable to the position held, and historical compensation information. We believe that this is critical to motivate and retain our executives who each have leadership talents and business expertise that make them attractive to other companies.

In connection with its annual review of executive compensation, the Compensation Committee, with recommendations from the CEO, determined that 2012 base compensation for NEOs remained appropriate for 2013 given the competitive market. Base salaries for each of the NEOs are shown in the table below:

	2013 Base Salary ($)	% Change from 2012 - 2013
Matthew W. Morris	$400,000	0%
J. Allen Berryman	$310,000	0%
Glenn H. Clements	$400,000	0%
Jason R. Nadeau	$350,000	0%
Steven M. Lessack	$400,000	0%

Short-Term Incentives for 2013

Short Term Incentive Plan

The Compensation Committee believes STI compensation is an important part of the compensation package provided by companies with which we compete for executive talent, and therefore a well-reasoned STI approach can help us to be competitive. At the same time, we believe our STI approach motivates our executives to meet our financial and strategic objectives.

In setting the target cash award amounts for 2013, the Compensation Committee considered information from the peer group data mentioned above and, with respect to the executives other than the CEO, the recommendations of CEO. In addition, the Compensation Committee and management performed a detailed analysis in setting objective financial measures and goals to ensure the program appropriately balanced the Company’s objectives, as aligned with long-term shareholder interest, and individual operational performance objectives, as well as appropriate and effective risk-mitigating components. The Compensation Committee established a target award amount for each NEO as a percentage of base salary. This target was used at the end of the year as the base point for determining any actual earned award. In addition, a maximum award opportunity of 200% of target was established.

Based on the recommendations from the CEO, the Compensation Committee established corporate performance goals and operational performance goals for each NEO for 2013, as well as the applicable weight for each of the goals. The Compensation Committee chose the following metrics to:

•	Establish a clear and direct relationship between executive compensation and our performance on a short-term basis;

•

Clearly define the specific and measurable objectives which would be used to evaluate each executive’s performance success and be the basis for calculating his or her short term incentive payment for the year;

•	Use compensation to focus executives clearly on driving value for the firm and its shareholders. Focus on shareholder value through executive compensation measures; and

•	Foster our corporate goals and strategies.

The following table outlines the targeted award opportunity, metrics utilized to determine the STI payout, performance results, and the actual STI payout for each NEO.

Performance Goals	Target (%)	2013 Results (%)	Incentive Award Earned ($ Amount of Payout)
Matthew W. Morris
Corporate Performance
EBITDA Improvement(1)	0%	9%	222,360
Modified Return on Equity(2)	5%	11%	192,000
Relative TSR Ranking(3)	50%	60%	31,600

J. Allen Berryman
Corporate Performance
EBITDA Improvement(1)	0%	9%	43,082
Modified Return on Equity(2)	5%	11%	37,200
Relative TSR Ranking(3)	50%	60%	6,123

Operational Performance
Budget Attainment(6)	0%	0%	11,666
Customer Service Index(5)	0%	4%	24,180
Project Attainment(4)	80%	85%	31,000

Glenn H. Clements
Corporate Performance
EBITDA Improvement(1)	0%	9%	148,200
Modified Return on Equity(2)	5%	11%	128,000
Relative TSR Ranking(3)	50%	60%	21,067

Operational Performance
Operating Revenues Improvement(12)	0%	9%	176,000
Pretax Profit Margin(13)	15%	18%	128,000
Employee Costs Ratio(9)	47%	45%	112,000
Policy Loss Ratio(10)	7%	5%	64,000

Jason R. Nadeau
Corporate Performance
EBITDA Improvement(1)	0%	9%	129,710
Modified Return on Equity(2)	5%	11%	112,000
Relative TSR Ranking(3)	50%	60%	18,433

Operational Performance
Modified EBITDA(7)	0%	-64%	—
Modified EBITDA Margin(8)	27%	14%	—
Employee Costs Ratio(9)	50%	61%	—
NPS Expense Ratio(11)	6%	7%	—

Steven M. Lessack
Corporate Performance
EBITDA Improvement(1)	0%	9%	88,949
Modified Return on Equity(2)	5%	11%	76,800
Relative TSR Ranking(3)	50%	60%	12,640

Operational Performance
Operating Revenues Improvement(12)	0%	6%	144,000
Modified EBITDA Margin(8)	42%	43%	62,709
Policy Loss Ratio(10)	26%	26%	24,499

(1)	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Improvement is calculated by adding back interest expense, depreciation expense and amortization expense to pretax earnings and comparing the results against the same number for the prior year.

(2)	Modified Return on Equity is calculated by dividing modified net earnings attributable to Company, which is calculated by subtracting certain items including, but not limited to, certain unusual income tax expense or benefit as determined by the board of directors of the Company from net earnings attributable to Company, by modified average shareholders’ equity, which is calculated by subtracting cumulative other comprehensive income and noncontrolling interest from shareholders’ equity.
(3)	Relative TSR Ranking is determined by calculating the Company’s percentile ranking for TSR relative to the Russell 2000 Financial Services Index.
(4)	Project Attainment is specific goals established for each service center executive. This metric is measured by determining how much of the annual goals were completed on a percentage basis.
(5)	Customer Service Index is an internal survey conducted at least annually. The metric is calculated by taking the subsequent survey score minus the benchmark survey score. The difference is then divided by the benchmark survey score.
(6)	Budget Attainment metric measures the variance between actual expenses and budgeted expenses. It is calculated by taking the actual annual expenses minus the budgeted annual expenses. The difference is then divided by the budgeted annual expenses.
(7)	Modified EBITDA is calculated by subtracting Investment Income, Investment and Other Gains (Losses)—Net, and other unique or unusual items as determined by the board of directors of the Company from EBITDA.
(8)	Modified EBITDA Margin is calculated by dividing Modified EBITDA by operating revenues.
(9)	Employee Costs Ratio is calculated by dividing the employee costs by operating revenues.
(10)	Policy Loss Ratio is calculated by dividing title losses and claims by title insurance revenues from Direct Operations and Agency Operations.
(11)	National Production Services (NPS) Expense Ratio is calculated by dividing NPS expenses by the sum of (1) operating revenues less the Company’s portion of earnings from equity investees from the Direct Operations and (2) external operating revenues less the Company’s portion of earnings from equity investees from NPS.
(12)	Operating Revenues Improvement is calculated by comparing current year revenues from operations reported in local currency against prior year revenues from operations reported in local currency.
(13)	Pretax Profit Margin is calculated by dividing pretax profits by operating revenues.

Long-Term Incentives for 2013

Long Term Incentive Plan

We believe that long-term incentives help align the interests of our executives and our stockholders because the potential compensation an executive can receive is tied directly to our stock price and our earnings performance. We believe this element of compensation is particularly effective for those individuals who have the most impact on the management and success of our business. In addition, by using metrics related to TSR and Company performance, this also serves to focus our executives on operating as a team. Prior to 2012, the Company granted time-based restricted stock and unrestricted stock to its executives. As part of the executive compensation program overhaul undertaken in 2012, the Company moved away from granting solely time-based and unrestricted equity compensation awards to its executives and instead, used performance-based equity and cash-based awards. This created an enhancement of the motivation of executives to increase shareholder value over the long-term, as a significant amount of potential value is tied to Company performance. For 2013, our executives were granted long-term incentives in the form of performance-based restricted stock and cash-based performance units. The Compensation Committee determined to grant these awards with sixty percent (60%) in performance-based restricted stock (“RSA”) and forty-percent (40%) in cash-based restricted performance units (“RPU”). LTI is granted annually under this plan. It is 100% granted, but vests depending on company performance measures and time. Both RPU and RSA grants will be restricted by a three year cliff vest, with the exception of a specific grant of RPU issued in 2012, which vested at the end of 2013 to assist with the transition to new employment agreements.

In determining the size of each executive’s 2013 LTI target and maximum award sizes, as a percentage of base salary, the Compensation Committee considered information from peer group data, as well as the historical compensation amounts and individual roles and responsibilities of each applicable executive. The LTI financial target metrics were based on TSR and/or positive EBITDA. The Compensation Committee chose those metrics to create a correlation between executive compensation and the long-term performance of the Company.

In 2013, the Compensation Committee established the following targeted and maximum LTI award opportunities as a percentage of base salary:

Named Executive Officer	Target LTI Opportunity (RSA & RPU) (% of Base)	Target LTI Opportunity (RSA) (# of Shares)(1)	Target LTI Opportunity (RPU)	Maximum LTI Opportunity (RPU)
Matthew W. Morris	125%	11,574	$200,000	$400,000
J. Allen Berryman	75%	5,382	$93,000	$186,000
Glenn H. Clements	75%	6,944	$120,000	$240,000
Jason R. Nadeau	100%	8,102	$140,000	$280,000
Steve M. Lessack	50%	4,630	$80,000	$160,000

(1)	Number of shares reflect price per share based on close of day December 31, 2012

Performance-Based Restricted Stock

The purpose of using performance-based RSAs is to provide a reward whose value is directly attributable to their ability to increase the value of the business and our stock price. Our executives are granted annual awards of RSAs with vesting contingent upon the achievement of an annualized TSR ranking, relative to the Russell 2000 Financial Services Index, which is at or above the 50th percentile of the peer group or if Annualized Total shareholder Return (TSR) is positive over the performance period. In the event this level of performance is not achieved, recipients will forfeit these RSAs. In addition to the performance component, award agreements require recipients to be employed with the Company through the entire three year performance period in order to maintain eligibility for the payout.

Cash-Based Performance Units

Performance units are used to reward our executives for effective management of the business over a multi-year period. In addition, these are used to tie the award to building value for shareholders without diluting stock. Executives will receive RPUs based on annualized TSR Ranking relative to the Russell 2000 Financial Services Index with a Circuit Breaker (positive EBITA over the performance period). RPU’s have a three year time vesting component that requires the executive to be employed with the Company through the performance period with the exception of the initial 2012 grant which vested at the end of 2013 to assist with the transition to new executive employment agreements. Relative TSR performance and EBITDA goals have been established for the RPUs and are tied to specific ranges of performance: Threshold, Target and Maximum. The chart below outlines the payout levels of awards for each level of performance achieved:

Relative TSR Ranking over the Performance Period	Payout as % of Target(1)
> 75th Percentile	200%
50th Percentile	100%
30th Percentile	50%
< 30th Percentile	0%

(1)	Performance between Threshold and Maximum will be interpolated

Payout of 2012 RPU Long-term Incentive Award

The following table outlines the 2012 RPU targeted award opportunity, performance results, and the actual RPU payout for each NEO:

Executive	Target Award Opportunity(1)	Actual Performance Achievement	Actual Award Payout
Matthew W. Morris	$200,000	84th Percentile	$400,000
J. Allen Berryman	$93,000	84th Percentile	$186,000
Glenn H. Clements	$120,000	78th Percentile	$240,000
Jason R. Nadeau	$140,000	78th Percentile	$280,000
Steven M. Lessack	$80,000	84th Percentile	$160,000

(1)

Target award opportunity based on achievement of relative performance ranking of 50th percentile as compared to the Russell 2000 Financial Services Index with a Circuit Breaker (positive EBITA over the performance period). If actual performance is greater than 75th percentile, payout is at 200%. Actual performance was measured from the date employment agreement was signed.

Health and Welfare Plans

Our executives, along with all other associates, are eligible to participate in our medical, dental, vision, life, accidental death and disability, long-term disability, short-term disability, and other applicable employee benefits.

Defined Contribution Plan

The primary tax qualified long-term compensation plan we have for our employees in the United States is the Stewart 401(k) Savings Plan. Our executives also participate in this plan on the same terms as our other associates.

Deferred Compensation Plan

The Deferred Compensation Plan is a nonqualified, elective, deferred compensation plan designed to supplement any existing qualified plans and provide an extra financial benefit to key personnel and highly compensated employees. The Company supports this plan as an additional method for key personnel and highly compensated employees to plan for retirement. The Company established the Stewart Information Services Corporation 1999 Salary Deferred Compensation Plan (“the Deferred Compensation Plan”), effective January 1, 1999, and amended and restated it on January 1, 2005, in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations (T.D. 9321) thereunder. Assets are held in a separate rabbi trust to pay Plan benefits. Rabbi trust assets are subject to the claims of creditors of the Company in the event of bankruptcy. Of 351 eligible employees, 37 eligible employees are active participants in the Deferred Compensation Plan. Only one NEO (Matthew W. Morris) was active in this plan for 2013.

Additional Policies and Procedures Governing Compensation

Share Ownership Guidelines

The Compensation Committee bases a large part of its compensation philosophy on aligning the interests of our executives with those of our stockholders. As a result, the Compensation Committee has adopted share ownership guidelines for our senior executive officers. These guidelines require that, within a five year period from the date a person becomes an executive officer, the CEO must hold 6 times base salary and other executive’s must hold .30 to 1x base salary. The Compensation Committee annually monitors whether the executives have appropriate share ownership requirements based on their incentive plan targets and stock price, and adjusts the requirements accordingly. In addition, they monitor whether the executives have satisfied or are making progress toward satisfying the share ownership guidelines. In making this determination, the Compensation Committee considers common shares deemed to be held in the Stewart 401(k) Savings Plan, common shares beneficially owned by the executive (but excluding options whether or not exercisable), and restricted common shares granted to the executive.

As of December 31, 2013, each executive was either in compliance with the share ownership guidelines or had not completed a fifth year under their new employment agreement.

Equity Award Policies

The Compensation Committee has a policy against making equity grants to our executives until any material non-public information has been disclosed to the public.

Deductibility of Executive Compensation

Limitations on the deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code have had no effect on our compensation programs for executive officers because we have never exceeded those limits.

Executive Employment Agreements

The Board has approved, based on the recommendation of the Compensation Committee, the providence of certain post-termination benefits to our executive officers to obtain the benefits of their services and attention to our affairs. In exchange for the benefits we provide under each agreement, our executive officers are required to agree to certain confidentiality, non-competition and cooperation covenants, which our Compensation Committee believes are valuable to us when an executive’s employment terminates. In addition, the Compensation Committee believes that we should provide an inducement for our executive officers to remain in the service of our Company in the event of any proposed or anticipated change in control of our Company in order to facilitate an orderly transition, without placing the executive in a position where he or she is concerned about being terminated without compensation in connection with such a transaction.

The employment agreements articulate the terms and conditions of the executive’s employment with the Company including termination provisions and applicable restrictive covenants. Generally, each agreement contains the following provisions:

•	An initial three-year employment term, starting on January 1, 2012 and expiring on December 31, 2014.

•

Following the completion of the initial term, each agreement will automatically be extended annually for one year terms, unless at least ninety days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date.

•	Initial minimum base salary, subject to annual review by the Board.

•	Opportunity to participate in the Company’s STI and LTI Plans subject to annual review by the Compensation Committee.

•	Opportunity to participate in other Benefits offered to employees such as group life, medical plan, and other so called “fringe benefits.”

•

Perquisites limited to car allowance, normal paid association & membership dues as needed for the position, executive development up to $5,000, additional Executive Life Insurance for some NEOs (Glenn H. Clements and Steven M. Lessack), and country club dues for two NEO’s (Matthew W. Morris and Glenn H. Clements).

•	Certain general severance and Change in Control related payments (described in more detail in the “Potential Payments upon Termination or Change in Control” section, starting on page 34).

•	Minimum Company stock ownership requirements.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table summarizes compensation information for each of our NEOs for the three years ended December 31, 2013, for each year they were NEOs.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(4) (e)	Non-Equity Incentive Plan Compensation ($)(2) (g)	Change in Defined Benefit Plan Value & Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(3) (i)	Total ($) (j)
Matthew W. Morris	2013	400,000		300,000	845,960	1,228	34,043	1,581,231
Chief Executive	2012	400,000		300,000	480,000		10,761	1,190,761
Officer	2011	305,000	225,000		67,920		11,550	609,470

J. Allen Berryman	2013	310,000		139,500	339,251		9,508	798,259
Chief Financial Officer,	2012	310,000		139,500	131,278		11,397	592,175
Secretary, Treasurer and	2011	250,000	150,000				9,060	409,060
Principal Financial Officer

Glenn H. Clements	2013	400,000		180,000	1,017,307		23,809	1,621,116
Group President	2012	400,000	500,000	180,000	763,505		22,815	1,866,320
Direct Operations

Jason R. Nadeau	2013	350,000		210,000	540,143		2,808	1,102,951
Group President	2012	350,000	500,000	210,245	696,211			1,756,456
Mortgage and Title Services

Steven M. Lessack	2013	400,000		120,000	569,592		135,312	1,224,904
Group President	2012	400,000	150,000	120,000	472,896		272,763	1,415,659
International

(1)	The amounts listed for 2012 represent one-time transition payments.
(2)	The dollar amounts listed represents cash incentive awards paid to the NEO. More information on fiscal 2013 Non-Equity Incentive Plan Compensation is set forth in “Compensation Discussion and Analysis—Elements of 2013 Named Executive Officer Compensation,” and “Compensation Discussion and Analysis—Short Term Incentives for 2013 and Cash-Based Performance Units” for 2013. Amounts listed for 2013 include the following Non-Equity Incentive Compensation: Matthew W. Morris: $445,960 (STI) / $400,000 (RPU); J. Allen Berryman: $153,251 (STI) / $186,000 (RPU); Glenn H. Clements: $777,307 (STI) / $240,000 (RPU); Jason R. Nadeau: $260,143 (STI) / $280,000 (RPU); Steven M. Lessack: $409,592 (STI) / $160,000 (RPU).”
(3)	See the following table captioned “All Other Compensation.”
(4)	Represents grant date for fair value of stock awards granted in the designated year completed in accordance with FASB ASC Topic 718. For additional information regarding such computations and any related assumptions, see Note 14 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2013.

All Other Compensation

Item	Matthew W. Morris	J. Allen Berryman	Glenn H Clements	Jason R. Nadeau	Steven M. Lessack
Other Compensation
Life insurance premiums			5,985		32,100
Restricted stock dividends	4733	2,308	2352	2,808	1,051
Cost of Living Adjustment related to Foreign Assignment(1)					54,884
Taxes Related to Foreign Assignment(1)					27,526
Housing Related to Foreign Assignment(1)					19,549
Tax Return Preparation(1)					202
Perquisites
Personal use of company-owned auto or car allowance	7,200	7,200	9,600
Country club dues	22,110		5,872

	$34,043	$9508	$23,809	2,808	$135,312

(1)	Steven M. Lessack is currently on an international assignment. These amounts are in relation to working outside of the home country.

Grants of Plan-Based Awards

The following table sets forth information concerning individual grants of plan-based equity and non-equity awards for the year ended December 31, 2013.

									All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Market Value of Stock and Option Awards ($)

			Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Matthew W. Morris	1/1/2013	(1)	120,000	240,000	480,000
	1/1/2013	(2)	100,000	200,000	400,000
	1/1/2013	(3)					300.000		11,574	300,000
J. Allen Berryman	1/1/2013	(1)	46,500	93,000	186,000
	1/1/2013	(2)	46,500	93,000	186,000
	1/1/2013	(3)					139,500		5,382	139,500
Glenn H. Clements	1/1/2013	(1)	200,000	400,000	800,000
	1/1/2013	(2)	60,000	120,000	240,000
	1/1/2013	(3)					180,000		6,944	180,000
Jason R. Nadeau	1/1/2013	(1)	175,000	350,000	700,000
	1/1/2013	(2)	70,000	140,000	280,000
	1/1/2013	(3)					210,000		8,102	210,000
Steven M. Lessack	1/1/2013	(1)	120,000	240,000	480,000
	1/1/2013	(2)	40,000	80,000	160,000
	1/1/2013	(3)					120,000		4,630	120,000

(1)	Reflects 2013 Short Term Incentive Reward. More information on fiscal 2013 Non-Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis—Short Term Incentives for 2013.
(2)	Reflects estimated Long Term Incentive—Cash-Based Performance Units. More information on fiscal 2013 Non-Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis—Long Term Incentives for 2013.”
(3)	Reflects Long Term Restricted Stock Award. More information on fiscal 2013 Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis—Long Term Incentives for 2013.”

Option Exercises and Stock Vested

	Stock Awards
Name (a)	Number of Common Shares Acquired on Vesting (#)(d)(1)	Value Realized on Vesting ($) (e)(1)
Matthew W. Morris	3,307	81,220
J. Allen Berryman	1,600	39,296
Glenn H. Clements
Steven M. Lessack
Jason R. Nadeau

(1)	These options were part of an earlier Long Term Incentive Plan. The Company no longer uses Stock Options as an incentive.

The following table sets forth certain information concerning the outstanding equity awards held by each of our NEOs for the year ended December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards			Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)(1)	Option Exercise Price ($) (e)(1)	Option Expiration Date (f)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Matthew Morris	1,600	26.83	11/30/2017	32,587	1,051,582
Allen Berryman				16,220	523,419
Glenn H. Clements	2,000	39.25	6/1/2015	15,218	491,085
Glenn H. Clements	2,000	38.01	6/1/2016
Glenn H. Clements	2,000	26.83	11/30/2017
Steven M. Lessack				10,512	339,222
Jason R. Nadeau				18,077	583,345

(1)	These options were part of an earlier Long Term Incentive Plan. The Company no longer uses Stock Options as an incentive.

Defined Contribution Plans

The Company sponsors a defined contribution plan, the Stewart 401(k) Savings Plan (the “401(k) Plan”), in which all eligible employees may participate upon their date of hire with the Company. In general, a participant in the 401(k) Plan may elect to defer, on a pretax or Roth after-tax basis, a specified percentage of their compensation, subject to certain limitations under the Internal Revenue Code. Contributions by participants whose compensation is in the highly compensated group of employees are subject to certain additional limitations under the Internal Revenue Code. Deferred compensation is contributed to a trust managed for the benefit of the participants. Net investment income (loss) is allocated to participants’ accounts daily based upon the proportion that each participant’s account balance bears to the participant account balances in each investment fund. Matching contributions were reinstated in 2013 to all employees active in the 401(k) plan.

Nonqualified Deferred Compensation Plans

The Company established the Stewart Information Services Corporation 1999 Salary Deferred Compensation Plan (the “Deferred Compensation Plan”), effective January 1, 1999, and amended and restated it on January 1, 2005. The Deferred Compensation Plan is a nonqualified deferred compensation plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees. Assets are held in a separate rabbi trust to pay Plan benefits. Rabbi trust assets are subject to the claims of creditors of the Company in the event of bankruptcy. One of the NEOs (Matthew W. Morris) participated in the Deferred Compensation Plan in 2013.

Potential Payments upon Termination or Change in Control

Each of the executives (or their beneficiaries) would be entitled to certain payments upon termination of employment. In the case of death, these would include the following “Accrued Amounts”:

•	Any portion of the executives’s accrued but unpaid base salary and accrued but unused vacation time that shall have been earned prior to the termination but not yet paid;

•	Any short term incentive and long term incentive payments for the prior fiscal year that shall have been earned prior to the termination and not yet paid;

•	Any employee benefits (401(k) Plan) that have vested as of the date of termination as a result of participation in any of the Company’s benefit plans; and

•	Any expenses with respect to which they are entitled to reimbursement.

In the case of retirement, or involuntary termination without “Cause” or “Good Reason (1),” in exchange for a general release of claims, the executive is generally entitled to:

•	Accrued Amounts;

•	Twelve to twenty four months of base salary (2x Base for CEO; 1x Base for all other executives);

•	An extension of medical benefits at the employee rate for up to 12 months;

•	All unvested long-term incentive compensation that becomes fully vested and unrestricted as a result of this type of Termination; and

•	Outplacement services not to exceed $10,000.

If terminated upon disability, the executive would be limited solely to the payment of the Accrued Amounts, and all unvested long-term incentive compensation would become fully vested and unrestricted.

Matthew W. Morris	Retirement ($)	Involuntary Termination Without Cause or Termination for Good Reason ($)	For Cause Termination ($)	Termination in Connection with a Change in Control ($)	Change in Control ($)	Disability ($)	Death ($)
Cash Severance	800,000	800,000	—	800,000	—	—	—
Nonequity Incentive Compensation	—	—	—	—	—	—	—
Accelerated Vesting of Cash-Based Performance Units	66,667	66,667	—	200,000	200,000	66,667	66,667
Accelerated Vesting of Performance Based Restricted Stock	300,000	300,000	—	600,000	600,000	300,000	300,000
Continuation of Insurance Benefits	21,685	21,685	—	21,685	—	21,685	—
Excise Tax Gross-Up	—	—	—	—	—	—	—
Outplacement		10,000	—	10,000	—	—	—
Total	1,188,352	1,198,352	—	1,631,685	800,000	388,352	366,667

J. Allen Berryman	Retirement ($)	Involuntary Termination Without Cause or Termination for Good Reason ($)	For Cause Termination ($)	Termination in Connection with a Change in Control ($)	Change in Control ($)	Disability ($)	Death ($)
Cash Severance	310,000	310,000	—	310,000	—	—	—
Nonequity Incentive Compensation	—	—	—	—	—	—	—
Accelerated Vesting of Cash-Based Performance Units	31,000	31,000	—	93,000	93,000	31,000	31,000
Accelerated Vesting of Performance Based Restricted Stock	139,500	139,500		279,000	279,000	139,500	139,500
Continuation of Insurance Benefits	21,685	21,685	—	21,685	—	21,685	—
Excise Tax Gross-Up	—	—	—	—	—	—	—
Outplacement	—	10,000	—	10,000	—	—	—
Total	502,185	512,185	—	713,685	372,000	192,185	170,500

Glenn H. Clements	Retirement ($)	Involuntary Termination Without Cause or Termination for Good Reason ($)	For Cause Termination ($)	Termination in Connection with a Change in Control ($)	Change in Control ($)	Disability ($)	Death ($)
Cash Severance	400,000	400,000		400,000	—	—	—
Nonequity Incentive Compensation	—	—	—	—	—	—	—
Accelerated Vesting of Cash-Based Performance Units	40,000	40,000	—	120,000	120,000	40,000	40,000
Accelerated Vesting of Performance Based Restricted Stock	180,000	180,000	—	360,000	360,000	180,000	180,000
Continuation of Insurance Benefits	23,052	23,052	—	23,052	—	23,052	—
Excise Tax Gross-Up	—	—	—	—	—	—	—
Outplacement	—	10,000	—	10,000	—	—	—
Total	643,052	653,052	—	913,052	480,000	243,052	220,000

Jason R. Nadeau	Retirement ($)	Involuntary Termination Without Cause or Termination for Good Reason ($)	For Cause Termination ($)	Termination in Connection with a Change in Control ($)	Change in Control ($)	Disability ($)	Death ($)
Cash Severance	350,000	350,000	—	350,000	—	—	—
Nonequity Incentive Compensation	—	—	—	—	—	—	—
Accelerated Vesting of Cash-Based Performance Units	46,667	46,667	—	140,000	140,000	46,667	46,667
Accelerated Vesting of Performance Based Restricted Stock	210,000	210,000	—	420,000	420,000	210,000	210,000
Continuation of Insurance Benefits	23,590	23,590	—	23,590	—	23,590	—
Excise Tax Gross-Up	—	—	—	—	—	—	—
Outplacement	—	10,000	—	10,000	—	—	—
Total	630,257	640,257	—	943,590	560,000	280,257	256,667

Steven M. Lessack	Retirement ($)	Involuntary Termination Without Cause or Termination for Good Reason ($)	For Cause Termination ($)	Termination in Connection with a Change in Control ($)	Change in Control ($)	Disability ($)	Death ($)
Cash Severance	500,000	500,000	—	500,000	—	—	—
Nonequity Incentive Compensation	—	—	—	—	—	—	—
Accelerated Vesting of Cash-Based Performance Units	26,667	26,667	—	80,000	80,000	26,667	26,667
Accelerated Vesting of Performance Based Restricted Stock	120,000	120,000	—	240,000	240,000	120,000	120,000
Continuation of Insurance Benefits	7,861	7,861	—	7,861	—	7,861	—
Excise Tax Gross-Up	—	—	—	—	—	—	—
Outplacement	—	10,000	—	10,000	—	—	—
Total	654,528	664,528	—	837,861	320,000	154,528	146,667

Compensation of Directors

Our directors received fees as follows during the year ended December 31, 2013:

Director Compensation

Name (a)	Fees Earned or Paid in Cash (2)(b)		Bonus (4)	Stock Awards ($)(1) (c)	Change in Defined Benefit Plan Value and Nonqualified Deferred Compensation Earnings ($) (d)	Non-Equity Incentive Plan Compensation ($)(3) (e)	All Other Compensation ($) (g)	Total ($) (h)
Dr. E. Douglas Hodo	87,009			86,000				173,009
Catherine A. Allen	40,000			86,000			4,000	130,000
Thomas G. Apel	105,000			40,000			4,000	149,000
Robert L. Clarke	54,500			86,000				140,500
Paul W. Hobby	73,000			40,000				113,000
Laurie C. Moore	111,000			40,000				151,000
Malcolm S. Morris	275,000	(2)	150,000		50,703	156,604	1,236	633,543
Stewart Morris, Jr.	275,000	(2)	150,000			156,604	7,689	589,293
Dr. W. Arthur Porter	94,000			40,000				134,000

(1)	The annual stock award to directors was valued based on the market value per share of Common Stock at the close of business on the first business day following the 2013 annual meeting of stockholders.
(2)	Malcolm S. Morris and Stewart Morris, Jr. received salaries under their employment agreements with the Company in lieu of SISCO Director’s Fees.

(3)	The board approved, in March 2012, the grant of 16,921 units of phantom stock to each of Malcolm S. Morris and Stewart Morris, Jr. The phantom stock units can be settled solely in cash and vest 50% at grant, 25% on the first anniversary of the grant date and 25% on the second anniversary of the grant date. This was the final year of payment related to this phantom stock.
(4)	Malcolm S. Morris and Stewart Morris, Jr. received Transition Incentive Payments under their employment agreements with the Company. More information is found under “Compensation of the Vice Chairmen” in this section.

Compensation for our non-management directors for 2013 consisted of: cash compensation, consisting of annual retainers for all board members and Committee Chairs, equity compensation consisting of stock awards, and certain other compensation. Each of the current components of our non-management director compensation is described in more detail below. In 2013, we paid an annual retainer to board members and Committee Chairs as follows:

•	Annual cash board retainer of $40,000

•	Annual stock board retainer of $40,000

•	Annual cash Chairman of the Board retainer of $70,000

•	Annual cash Committee Chair retainers in the following amounts:

•	Executive—$10,000
•	Audit—$10,000
•	Compensation—$10,000
•	Technology Advisory—$5,000
•	Nominating & Corporate Governance—$5,000

•	Meeting fees in the following amounts:

•	Board of Directors—$3,000 in-person / $2,000 telephonic (in the event a director must travel from out of state an additional $1,000 fee is paid)
•	Executive—$2,500 ($250 for written approval)
•	Audit—$2,500
•	Compensation—$2,000
•	Technology Advisory—$2,000
•	Nominating and Corporate Governance—$2,000

Directors have the option to take the entire retainer in stock. They must notify the corporate secretary of such election by January 31 of each year. If they choose this option they will be granted a 15% bonus on the portion that would otherwise be paid in cash, payable in stock only.

In addition, we reimburse reasonable expenses incurred for attendance at Board and Committee meetings. See “All Other Compensation,” below.

All Other Compensation

Item	Catherine A. Allen	Thomas G. Apel	Malcolm S. Morris	Stewart Morris, Jr.
Other Compensation
Travel fees(1)	4,000	4,000
Restricted stock dividends			1,000	1,000
Life insurance premiums			236	604
Perquisites
Transition Expenses(2)				6,085

	$4,000	$4,000	$1,236	$7,689

(1)	Directors who reside outside of the state receive a travel fee of $1,000 for attendance at in-person meetings.
(2)	Expenses related to the 2012 transition into new employment agreements and include attorney fees, 2012 financial planning fees, and safe deposit box rental. These expenses are one time and will not continue. More information is set forth in “Compensation of Vice Chairman.”

Compensation of Vice Chairmen

As reported in the 2011 proxy, in November of 2011, the Board selected a new CEO, and Dr. E. Douglas Hodo, an independent director, was selected as Chairman of the Board. The former Co-CEOs, Malcolm S. Morris and Stewart Morris, Jr. (who also served as Chairman and Vice Chairman of the Board, respectively and who, at that time controlled the majority of our Class B stock) moved into non-operational roles, as Vice Chairmen of the board, with the Company, each with an annual salary of $275,000 and a one-time 2011 phantom stock grant in lieu of cash bonuses which would have been earned for 2011 under our former compensation plan.

In their new roles, they serve as Company ambassadors and advisors performing tasks assigned by the CEO and board. For example, Stewart Morris, Jr. was asked to serve as a member of the Board of the American Land Title Association, a position ensuring that the Company has a voice at the major title industry association.

To retain the Vice Chairmen’s considerable experience and knowledge over the transition period, ensure that their new non-operational advisor relationships were clear and that their employment was limited in time, the Compensation Committee endeavored to negotiate signed employment agreements. After thoughtful and substantive conversations and negotiation, employment contracts were signed.

The terms of the employment agreement include a Deferred Transition Incentive payment of $750,000 to be paid to each of the Vice Chairmen at a rate not to exceed $150,000 each year during the first four years of the employment term. To be certain that the annual transition payment is affordable to the Company, the full annual transition amount will be paid only if the Company’s net annual Company earnings are at least $30 million for each of the relevant fiscal years. Should the Company earn less than $30 million during any fiscal year, the annual payment for that year will be reduced proportionally. At the end of the five year employment period, each Vice Chairman will receive an amount equal to $750,000 less the total of the Transition Incentive previously paid. The signed employment agreements are consistent with those of Company officers and provide for resignations as Vice Chairman at the end of the term.

Consistent with Company policy, as employees of the Company, the Vice Chairmen receive no cash, stock, or other fees for serving on the Board.

Compensation Committee Report

To the Board of Directors of Stewart Information Services Corporation:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with the Company’s management and, based on that review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Laurie C. Moore, Chair
Catherine A. Allen
Dr. W. Arthur Porter

Dated: March 6, 2014

PROPOSAL NO. 2

ADVISORY VOTE REGARDING THE COMPENSATION OF

STEWART INFORMATION SERVICES CORPORATION’S

NAMED EXECUTIVE OFFICERS

The Compensation Discussion and Analysis beginning on page 20 of this proxy statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation Committee and the board of directors for 2013 with respect to our Chief Executive Officer and other executive officers named in the Summary Compensation Table on page 38 (whom we refer to as the NEOs). The board of directors is asking stockholders to cast a non- binding advisory vote on the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”

The board of directors is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the board of directors value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our NEOs.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF STEWART INFORMATION SERVICES CORPORATION’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF

KPMG LLP

AS STEWART INFORMATION SERVICES CORPORATION’S

INDEPENDENT AUDITORS FOR 2014

KPMG LLP served as our principal independent auditors for our fiscal year ended December 31, 2013. Our Audit Committee has reappointed KPMG LLP as our principal independent auditors for our fiscal year ending December 31, 2014. Our stockholders are being asked to vote to ratify the appointment of KPMG LLP. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection of KPMG LLP and will either continue to retain this firm or appoint new independent auditors. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests. We expect representatives of KPMG LLP to be present at the meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

Audit and Other Fees

The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of our last two fiscal years:

	Year Ended December 31
	2013	2012
Audit fees(1)	$1,704,978	$1,490,455
Audit-related fees	—	—
Tax fees(2)	$8,156	$8,840
All other fees	—	—

(1)	Fees for the audit of our annual financial statements, the audit of the effectiveness of our internal controls over financial reporting, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown.
(2)	Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

The Audit Committee must preapprove all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor. Since May 6, 2003, the effective date of the Securities and Exchange Commission’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were preapproved by the Audit Committee. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the subcommittee will present all decisions to grant preapprovals to the full Audit Committee at its next scheduled meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS STEWART INFORMATION SERVICES CORPORATION’S INDEPENDENT AUDITORS FOR 2014.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee serves as the representative of the board of directors for the general oversight of Stewart’s processes in the following areas: financial accounting and reporting, systems of internal control, audit, and monitoring compliance with laws and regulations and standards for corporate compliance. Stewart’s management has primary responsibility for preparing the consolidated financial statements and for Stewart’s financial reporting process. Stewart’s independent auditors, KPMG LLP, are responsible for expressing an opinion on Stewart’s consolidated financial statements, and whether such financial statements are presented fairly in accordance with U.S. generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Stewart’s management.

2. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the independent registered public accounting firm with the Audit Committee under applicable rules adopted by the PCAOB.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the board of directors that the audited financial statements be included in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is “independent” as defined under the listing standards of the New York Stock Exchange.

The undersigned members of the Audit Committee have submitted this report:

Robert L. Clarke, Chair
Thomas G. Apel
Laurie C. Moore

Dated: February 18, 2014

PROPOSAL NO. 4

APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION

2014 LONG TERM INCENTIVE PLAN

At its March 6, 2014 meeting, the board of directors unanimously adopted the Stewart Information Services Corporation 2014 Long Term Incentive Plan (the “Equity Incentive Plan”), subject to the approval of the Company’s stockholders at the annual meeting. If approved, the Equity Incentive Plan will become effective as of March 6, 2014. The Equity Incentive Plan is provided as Appendix I to this proxy statement.

Existing awards under the Company’s current equity incentive plan, the Stewart Information Services Corporation Amended and Restated 2005 Long-Term Incentive Plan, will remain in full force and effect in accordance with the plan’s terms. No new awards will be made under the 2002 Long-Term Incentive Plan or the 2005 Long-Term Incentive Plan after approval of the Equity Incentive Plan by stockholders.

Stockholder approval of the Equity Incentive Plan is required under the rules of the NYSE. The Company is also asking the stockholders to approve the Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Description of the Equity Incentive Plan

The following summary describes briefly the principal features of the Equity Incentive Plan, and is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is provided as Appendix I to this Proxy Statement.

Purpose

The purpose of the Equity Incentive Plan is to provide a means through which the Company may attract qualified persons to serve as directors or consultants or to enter the employ of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Equity Incentive Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.

Administration

Generally, the Equity Incentive Plan will be administered by the Compensation Committee, which is and will be composed of independent directors of the Company. The Compensation Committee will have full authority, subject to the terms of the Equity Incentive Plan, to establish rules and regulations for the proper administration of the Equity Incentive Plan, to select the employees, consultants and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards.

Eligibility

All employees, consultants and directors of the Company and its affiliates are eligible to participate in the Equity Incentive Plan. The selection of those employees, consultants and directors, from among those eligible, who will receive awards is within the discretion of the Compensation Committee.

Term of the Plan

The Equity Incentive Plan will terminate on March 6, 2024, after which time no additional awards may be made under the Equity Incentive Plan.

Number of Shares Subject to Equity Incentive Plan and Award Limits

A total of 1,000,000 shares would be available for grants under the Equity Incentive Plan, representing 4.4% of the Company’s outstanding shares as of March 24, 2014. The closing price of a share of the Company’s common stock on the NYSE on March 24, 2014 was $34.90.

To the extent that an award terminates or lapses for any reason, any shares subject to the award shall not be used again for new grants under the Equity Incentive Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation shall not be used for grants under the Equity Incentive Plan.

No Participant may receive awards with respect to more than 150,000 shares in any calendar year. The limitation described in the preceding sentence may be adjusted upon a reorganization, stock split, recapitalization or other change in the Company’s capital structure. The maximum amount of awards denominated in cash that may be granted to any Participant during any calendar year may not exceed $5,000,000.

It is not possible at this time to determine the benefits or amounts that will be received by or allocated to Participants under the Equity Incentive Plan.

Types of Awards

The Equity Incentive Plan permits the granting of any or all of the following types of awards (“Awards”): (1) stock options, (2) restricted stock awards, (3) restricted performance units, (4) stock appreciation rights, (5) stock units and (6) performance awards.

Stock Options

The term of each option shall be as specified by the Compensation Committee at the date of grant, but in no event shall an option be exercisable after the expiration of 10 years from the date of grant. An option shall be exercisable in whole or in such installments and at such times as determined by the Compensation Committee.

Each option shall be evidenced by a Stock Option Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Equity Incentive Plan as the Compensation Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Code Section 422. Each Stock Option Award Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. The terms and conditions of the respective Award Agreements need not be identical. Subject to the consent of the Participant, the Compensation Committee may, in its sole discretion, amend an outstanding Stock Option Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the option, or a portion thereof; may be exercisable).

The option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the option is granted, except for adjustments for certain changes in the Company’s common stock. The Compensation Committee may determine the method by which the option price may be paid upon exercise. Moreover, a Stock Option Award Agreement may provide for a “cashless exercise” of the option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Further, a Stock Option Award Agreement may provide for the surrender of the right to purchase shares under the option in return for a payment under a Stock Appreciation Right.

Except in connection with certain recapitalizations or reorganizations as contemplated by the Equity Incentive Plan, the Compensation Committee may not, without approval of the stockholders of the Company, amend any outstanding Stock Option Award Agreement to lower the option price.

Restricted Stock Awards

Awards may be granted in the form of restricted stock (“Restricted Stock Award”). Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Compensation Committee in its sole discretion, and the Compensation Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals, (ii) the Participant’s continued employment with the Company or continued service as a consultant or director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Compensation Committee.

Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in an Award Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Compensation Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a consultant or director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award. The terms and provisions of Restricted Stock Award Agreements need not be identical.

The Compensation Committee may, in its discretion and as of a date determined by the Compensation Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any such action by the Compensation Committee may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. However, the Compensation Committee may not take any such action with respect to a Restricted Stock Award that has been designated as a qualified performance-based award.

Restricted Performance Units

Restricted Performance Units are rights to receive shares of Common Stock (or the fair market value thereof), or rights to receive an amount equal to any appreciation or increase in the fair market value of Common Stock over a specified period of time, which vest over a period of time as established by the Compensation Committee and with the satisfaction of certain performance criteria or objectives. The Compensation Committee may, in its discretion, require payment or other conditions of the Participant respecting any Restricted Performance Unit. The Compensation Committee shall establish, with respect to and at the time of each Restricted Performance Unit, a period over which the award shall vest with respect to the Participant. In determining the value of Restricted Performance Units, the Compensation Committee shall take into account a Participant’s responsibility level, performance, potential, other awards, and such other considerations as it deems appropriate.

Following the end of the vesting period for a Restricted Performance Unit (or at such other time as the applicable Restricted Performance Unit Agreement may provide), the holder of a Restricted Performance Unit shall be entitled to receive payment of an amount, not exceeding the maximum value of the Restricted

Performance Unit, based on the then vested value of the award. Payment of a Restricted Performance Unit may be made in cash, Common Stock, or a combination thereof as determined by the Compensation Committee. Payment shall be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment to be made in cash shall be based on the fair market value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Restricted Performance Unit, as determined by the Compensation Committee.

A Restricted Performance Unit shall terminate if the Participant does not remain continuously in the employ of the Company and its subsidiaries or does not continue to perform services as a consultant or a director for the Company and its subsidiaries at all times during the applicable vesting period, except as may be otherwise determined by the Compensation Committee. The terms and provisions of Restricted Performance Unit Agreements need not be identical.

Stock Appreciation Rights

A Stock Appreciation Right is an award that may or may not be granted in tandem with an option, and entitles the holder to receive an amount equal to the difference between the fair market value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the base amount, subject to the applicable terms and conditions of the tandem options and the Equity Incentive Plan.

A Stock Appreciation Right shall entitle the holder of an option to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their fair market value at the time of exercise), cash, or a combination thereof, in the discretion of the Compensation Committee, in an amount equal in value to the excess of the fair market value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related option and, unless otherwise provided by the Compensation Committee in its sole discretion, the exercise of an option will result in the surrender of a related Stock Appreciation Right, if any. The terms and provisions of Stock Appreciation Right Award Agreements need not be identical.

The “expiration date” with respect to a Stock Appreciation Right shall be determined by the Compensation Committee, and if granted in tandem with an option, shall be not later than the expiration date for the related option. If neither the right nor the related option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

Stock Units

The Compensation Committee may grant Stock Units to eligible individuals upon such terms and conditions as it may determine. A “Stock Unit” Award is the grant of a right to receive shares of Common Stock or cash in the future. The minimum vesting or performance period for Awards of Stock Units shall be determined by the Compensation Committee.

For each Participant, the Compensation Committee will determine the timing of awards; the number of Stock Units awarded; the value of Stock Units, which may be stated either in cash or in shares of Common Stock; any performance measures used for determining whether the Stock Units are earned; the number of earned Stock Units that will be paid in cash and/or shares of Common Stock; and whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis.

A Participant’s Award Agreement shall designate the extent to which an award shall become vested if the Participant’s employment is terminated (i) without cause, (ii) by the Participant resigns for good reason or voluntary retirement, or (iii) as a result of the Participant’s death or disability. If no such designation is made, then any unvested Stock Units shall be forfeited. In the event the Participant’s employment or service with the Company terminates for cause, the Participant terminates employment due to a corporate change, or the Participant violates the confidentiality, non-competition, conflicts of interest, or non-solicitation provisions applicable to his relationship with the Company during a performance period or prior to the delivery date for deferred Stock Units, any unvested Stock Units will be forfeited on the date his employment or service with the Company terminates. Notwithstanding the foregoing, the Compensation Committee may determine that the Participant will be entitled to receive all or any portion of the Stock Units that he would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Compensation Committee, in its sole discretion, deems desirable. An award may provide that in the event of a corporate change, all unvested Stock Units held by a Participant shall become immediately vested upon the corporate change and the level of vesting that shall occur. The terms and provisions of Stock Unit Award Agreements need not be identical.

Performance Awards

The Equity Incentive Plan provides the Compensation Committee the ability to (i) grant Restricted Stock Awards, Stock Unit Awards, and Restricted Performance Units as qualified performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, and (ii) grant Performance Awards that are settled in cash or shares of Common Stock based on the satisfaction of performance criteria and, where applicable, to cause such awards to be qualified performance-based compensation as discussed below under “Deductibility of Executive Compensation.”

A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Subsidiary, division, or department thereof during the performance period. The Compensation Committee shall designate (i) the performance criteria for each performance award, (ii) the performance period for each performance award, and (iii) the number of shares of Common Stock subject to, or the maximum value of, the performance award. In determining the value of Performance Awards, the Compensation Committee shall take into account a Participant’s responsibility level, performance, potential, other awards, and such other considerations as it deems appropriate. The Compensation Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award during a performance period.

Following the end of the performance period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Compensation Committee. Payment of a Performance Award may be made in a lump sum in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee, and shall be made no later than 2-1/2 months after the end of the performance period. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the fair market value of the Common Stock on the payment date.

A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company or does not continue to perform services as a consultant or a director for the Company at all times during the applicable performance period, except as may be determined by the Compensation Committee.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the grant, vesting and exercise of awards under the Equity Incentive Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Individuals receiving option awards under the Equity Incentive Plan should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

Options granted under the Equity Incentive Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as described below.

Incentive Stock Options

An optionee will not recognize any taxable income at the time of the award of an incentive stock option. In addition, an optionee will not recognize any taxable income at the time of the exercise of an incentive stock option (although taxable income may arise at the time of exercise for alternative minimum tax purposes) if the optionee has been an employee of the Company at all times beginning with the option award date and ending three months before the date of exercise (or twelve months in the case of termination of employment due to disability). If the optionee has not been so employed during that time, the optionee will be taxed as described below for non-statutory stock options. If the optionee disposes of the shares purchased through the exercise of an incentive stock option more than two years after the option was granted and more than one year after the option was exercised, then the optionee will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the optionee disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the optionee will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of (i) the fair market value of the shares disposed of on the date of exercise over (ii) the exercise price paid for those shares. Any additional gain realized by the optionee on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the optionee. The Company will generally be entitled at the time of the disqualifying disposition to a tax deduction equal to that amount of ordinary income reported by the optionee.

Non-Statutory Options

An optionee will not recognize any taxable income at the time of the award of a non-statutory option. The optionee will recognize ordinary income in the year in which the optionee exercises the option equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required at that time to satisfy the tax withholding requirements applicable to such income. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the optionee at the time he or she disposes of those shares. The Company will generally be entitled to an income tax deduction at the time of exercise equal to the amount of ordinary income recognized by the optionee at that time.

Restricted Stock Awards

The recipient of shares of restricted stock will not recognize any taxable income at the time of the award so long as the shares of Common Stock are not transferable and are subject to a substantial risk of forfeiture. Accordingly, the Company is not entitled to a compensation deduction at that time. The recipient will have to report as ordinary income as and when those shares of Common Stock subsequently vest, that is, when they either become transferable or are no longer subject to a substantial risk of forfeiture, an amount equal to the excess of (i) the fair market value of the shares upon vesting over (ii) the cash consideration (if any) paid for the shares. The Company will, subject to Section 162(m) of the Code, then be entitled to a corresponding compensation deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the employee before the risk of forfeiture lapses will also be compensation income to the Participant when paid. Notwithstanding the foregoing, the recipient of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of common stock on the date of the award, in which case (1) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses. In such case, any appreciation or depreciation in the fair market value of those shares of Common Stock after grant will generally result in a capital gain or loss to the recipient at the time he or she disposes of those shares. This election must be made not later than thirty days after the grant of the restricted stock award and is irrevocable.

Restricted Performance Units

Restricted performance units are not subject to taxation at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the shares of Common Stock subject to the award lapses, the Participant will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock received in settlement for the units at such time over the amount, if any, paid for the shares, and subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights

The recipient of a stock appreciation right will not recognize taxable income at the time of the award. The recipient will recognize ordinary income when the stock appreciation right is exercised in an amount equal to the excess of (i) the fair market value of the underlying shares of Common Stock on the exercise date over (ii) the base price in effect for the stock appreciation right, and the recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will generally be entitled at the time of exercise to an income tax deduction equal to the amount of ordinary income recognized by the recipient in connection with the exercise of the stock appreciation right.

Performance Awards and Stock Units

Performance Awards and Stock Units paid in cash generally result in taxable income to the Participant and a compensation deduction by the Company at the time the cash payment is made. Performance Awards and Stock Units paid in shares of Common Stock result in taxable income to the Participant equal to the fair market value of the Common Stock on the date of transfer and result in a corresponding compensation deduction for the Company. Performance Awards and Stock Units are subject to federal income and employment tax withholding.

Effect of a Change of Control

Under certain circumstances, accelerated vesting, exercise or payment of awards under the Equity Incentive Plan in connection with a “change of control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the Participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by the Compensation Committee, is not considered in determining whether a covered employee’s compensation exceeds $1,000,000.

The Equity Incentive Plan’s terms allow the Compensation Committee to designate that an award shall be subject to performance criteria that will permit the award to satisfy the requirements of Section 162(m) of the Internal Revenue Code. For this purpose, the “performance criteria” shall include one or more of the following with respect to the Company’s performance (as defined in the Equity Incentive Plan, which is provided as Appendix I to this proxy statement): (1) cash flow, determined as operating cash flow or free cash flow, or any other cash flow metric, (2) return on investment of the Company or any segment or portion of the Company designated by the Compensation Committee, (3) earnings before or after interest, taxes, depreciation, and/or amortization, (4) earnings per share, (5) economic value added, (6) net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Compensation Committee, (7) price of a share of Common Stock, (8) return on assets, (9) return on capital, (10) return on equity, (11) sales, (12) premium revenues, (13) policy losses, (14) total shareholder return, or (15) a combination of any of the foregoing. The Compensation Committee will determine whether the foregoing criteria will be computed without recognition of (i) unusual or nonrecurring events affecting the Company or its financial statements or (ii) changes in applicable laws, regulations or accounting principles.

Miscellaneous

The Compensation Committee may amend or modify the Equity Incentive Plan at any time; provided, however, that stockholder approval will be obtained for any amendment (1) to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (2) to increase the number of shares available, or (3) to permit the exercise price of any outstanding option to be reduced.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of March 24, 2014, with respect to compensation plans under which our Common Stock may be issued:

Plan Category	Number of securities to be issued upon exercise of warrants and rights (a)	Weighted-average exercise price of outstanding rights (b)	Number of securities remaining available for equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders	28,500	$34.32	766,007
Equity compensation plans not approved by security holders	—	—	—
Total	28,500	$34.32	766,007

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION 2014 LONG TERM INCENTIVE PLAN.

PROPOSAL NO. 5

APPROVAL OF THE STEWART INFORMATION SERVICES CORPORATION

ANNUAL BONUS PLAN

At its March 6, 2014 meeting, the board of directors unanimously adopted the Stewart Information Services Corporation Annual Bonus Plan (the “Bonus Plan”), subject to the approval of the Company’s stockholders at the annual meeting. If approved, the Bonus Plan will become effective as of January 1, 2014. The Bonus Plan has a five year term, and any extension beyond that term will require further stockholder approval.

We are seeking stockholder approval of the Bonus Plan in order to receive favorable tax treatment for the Bonus Plan under Section 162(m) of the Internal Revenue Code.

Description of the Bonus Plan

The following summary describes briefly the principal features of the Bonus Plan, and is qualified in its entirety by reference to the full text of the Bonus Plan, which is provided as Appendix II to this proxy statement.

General

The Bonus Plan is designed to benefit the Company and its stockholders by providing certain officers of the Company with incentive compensation that is tied to the achievement of specified performance goals. The Compensation Committee of the board of directors will select on an annual basis officers of the Company who will participate in the Bonus Plan.

The Bonus Plan will be administered by the Compensation Committee in accordance with the terms of the Bonus Plan. The Compensation Committee has the authority to: (1) manage the operation and administration of the Bonus Plan, (2) interpret the Bonus Plan, (3) select the executives who are eligible to participate in the Bonus Plan, (4) establish the performance objectives and corresponding award opportunities for each Participant, (5) approve all awards, and (6) make all other decisions and to take all other actions necessary or appropriate for the proper administration of the Bonus Plan.

Performance Objectives and Incentive Awards

For each calendar year, the Compensation Committee will determine the performance objectives and the corresponding incentive award opportunities for each Participant expressed as a percentage of such Participant’s base salary. Performance objectives may be expressed in terms of one or more of the following performance criteria (as defined in the Bonus Plan, which is provided as Appendix II to this proxy statement):

(a)	Budget Attainment,

(b)	Cash flow, determined as operating cash flow, free cash flow, or any other cash flow metric,

(c)	Customer service scores or metrics, including Customer Service Index,

(d)	Earnings per share,

(e)	EBITDA,

(f)	Economic value added,

(g)	Absolute or relative metrics related to certain Company expenses or costs, including Employee Costs Ratio, Expense Reduction, and National Production Services (NPS) Expenses Ratio,

(h)	Net income (before or after taxes),

(i)	Policy losses, including Policy Loss Ratio,

(j)	Premium revenues, including Premium Remittance Per Agency Ratio,

(k)	Total shareholder return,

(l)	Price of a share of Common Stock,

(m)	Return on assets,

(n)	Return on capital,

(o)	Return on equity,

(p)	Sales volume, or

(q)	any combination of any of the foregoing.

Performance objectives may be stated in absolute terms or based on comparisons to peer group companies or indices to be achieved during a calendar year.

The Compensation Committee shall determine after the end of each calendar year the extent to which the performance objectives set for each Participant were achieved, and shall certify in writing the extent to which the objectives have been achieved. Each award, if any, shall be paid in a cash lump sum as soon as practicable following the Compensation Committee’s certification. The maximum award any Participant may receive for any calendar year is $5 million. The relative benefits or amounts that will be received by or allocated to the various categories of eligible Participants under the Bonus Plan during the life of the Bonus Plan are currently not determinable.

Tax Matters

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. However, certain “performance-based compensation” is not subject to the deduction limit if the compensation is paid based solely on the attainment of pre-established objective performance measures established by a committee of outside directors and the Bonus Plan providing for such compensation is approved by the stockholders. The Bonus Plan is designed to meet these requirements. To qualify, we are seeking stockholder approval of the Bonus Plan.

The Bonus Plan is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code regarding deferred compensation.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE STEWART INFORMATION SERVICES CORPORATION ANNUAL BONUS PLAN.

PROPOSAL NO. 6

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF STEWART INFORMATION SERVICES CORPORATION TO ELIMINATE CUMULATIVE VOTING IN ORDER TO ADOPT A MAJORITY VOTING STANDARD

The board of directors determined that it would be in the best interests of stockholders to adopt a majority voting standard in uncontested elections of directors. Because the board of directors believes majority voting is incompatible with cumulative voting, the board of directors is asking stockholders to approve a charter amendment which would eliminate the right of Common Stockholders to cumulate their votes in the election of directors.

On March 6, 2014, the board of directors unanimously approved, on a conditional basis, an amendment to the Company’s Amended and Restated By-laws to change the voting standard for uncontested director elections from a plurality standard to a majority standard. The majority voting standard raises the standard for election to the board of directors by requiring affirmative votes from a majority of the votes cast in an uncontested election. In connection with the majority voting standard, the board of directors further approved a policy requiring the resignation of a director who fails to receive a majority vote in an uncontested election. Under the new By-law, in a contested election, the plurality voting standard would still apply. The effectiveness of the amended By-law implementing the majority voting standard and related director resignation policy is conditioned on stockholder approval of this Proposal No. 6 to eliminate cumulative voting.

Under Delaware law, stockholders do not have the right to cumulatively vote their shares in any election of directors unless a company’s certificate of incorporation grants such a right. Article FOURTH of our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes cumulative voting for the holders of Common Stock. For the five directors to be elected by such holders of Common Stock, the Certificate of Incorporation permits each holder to “cumulate his votes by giving one candidate as many votes as five times the number of his shares shall equal, or by distributing such votes on the same principle among any number of such five candidates.” By permitting the holders of Common Stock to cumulate their votes, the Certificate of Incorporation allows minority stockholders a disproportionate influence in the elections of the Company’s directors.

The board of directors believes that cumulative voting is incompatible with the objectives of a majority voting standard. Cumulative voting allows stockholders with less than a majority of the shares to determine the outcome of director elections, while majority voting seeks to hold directors accountable to the holders of a majority of the shares voting. The board of directors believes that each director is responsible to all of the Company’s stockholders, and not just a minority of stockholders that have cumulatively voted their shares and may harbor special interests contrary to the best interests of the majority of the Company’s stockholders. The board of directors thus believes it is in the interests of stockholders to eliminate cumulative voting and adopt a majority voting standard in the election of directors for uncontested elections. The recommendation to eliminate cumulative voting in director elections is not part of a plan by the Company’s management to adopt a series of anti-takeover amendments to the Company’s Certificate of Incorporation or By-laws, and management has no present intention to propose other anti-takeover measures in future proxy solicitations.

Under Delaware law, because the Company permits cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors. If this Proposal No. 6 is adopted, any director elected by Common Stockholders may be removed by the holders of a majority of the shares of Common Stock entitled to vote at an election of directors.

The board of directors believes that the elimination of cumulative voting supports the Company’s commitment to strong corporate governance, as well as a focused approach to manage the Company for the long-term benefit of all of its constituents.

Accordingly, the board of directors recommends that stockholders approve and adopt an amendment to Article FOURTH of the Certificate of Incorporation that would eliminate the right of the holders of Common Stock to cumulate their votes in the election of directors. The text of Article FOURTH, as proposed to be amended, is included in the attachment marked as Appendix III to this proxy statement. Should the Company’s stockholders elect to retain cumulative voting, the By-law amendment that has been approved by the board of directors to implement a majority voting standard in uncontested elections would not take effect.

Approval of this Proposal No. 6 requires the affirmative vote of at least a majority of the outstanding shares of the Company’s Common Stock and Class B Common Stock, each voting as a class. Abstentions and broker non-votes will have the same effect as a vote “against” this Proposal No. 6. Should stockholder approval not be obtained, then the Certificate of Incorporation will not be amended and Common Stockholders will retain the right to cumulate their votes in director elections.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF STEWART INFORMATION SERVICES CORPORATION TO ELIMINATE CUMULATIVE VOTING IN ORDER TO ADOPT A MAJORITY VOTING STANDARD.

CERTAIN TRANSACTIONS

Stewart Morris, Sr. is the father of Stewart Morris, Jr. and the uncle of Malcolm S. Morris. During the year ended December 31, 2013, Stewart Morris served as Senior Advisor to the board, and a director of Stewart Title Guaranty Company, receiving compensation of approximately $163,643, consisting primarily of salary and bonus.

Pursuant to the Stewart Code of Business Conduct and Ethics and the Company’s Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer, each of which are available on our web site at www.stewart.com/investor-relations/corporate-governance (together, the “Codes”), if any director or executive officer has a conflict of interest (direct or indirect, actual or potential) with the Company, such as any personal interest in a transaction involving the Company, the conflict must be fully, fairly and timely disclosed to the Company (either to the board of directors, the Company’s Chief Legal Officer, as provided for by the Codes). Conflicts of interest may include transactions between the Company and the immediate family of a director or executive officer, such as their spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and cohabitants. Any transaction involving an actual and material conflict of interest between the Company and any of its directors or executive officers is prohibited unless approved by the board of directors. A director with a conflict of interest must recuse himself or herself from participating in any decision to approve any such transaction. Furthermore, any material transaction between the Company and any holder of 5% or more of the Company’s voting securities is also prohibited unless approved by the board of directors.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

To be included in the proxy statement and form of proxy relating to our 2015 annual meeting of stockholders, proposals of Common Stockholders and Class B Stockholders must comply with Rule 14a-8 and be received by us at our principal executive offices, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, by November 28, 2014.

HOUSEHOLDING

To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the Securities and Exchange Commission’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Stewart Information Services Corporation, Attn.: J. Allen Berryman, Corporate Secretary, 1980 Post Oak Blvd., Suite 800, Houston, Texas 77056 or at (713) 625-8100. For future Annual Meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

OTHER MATTERS

Our management does not know of any other matters that may come before the annual meeting. However, if any matters other than those referred to above should properly come before the annual meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

Proxies for our 2015 annual meeting of stockholders may confer discretionary power to vote on any matters that may come before the meeting unless, with respect to a particular matter, (i) we receive, by certified mail, return receipt requested, addressed to our Secretary, notice not later than February 15, 2015 that the matter will be presented at the annual meeting and (ii) we fail to include in our proxy statement for the annual meeting advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter. If you wish to nominate an individual for election as a director at our 2015 annual meeting of stockholders, you must provide notice of your intention to do so in accordance with the procedures set forth in the Company’s By-laws by February 15, 2015.

We will pay the cost of solicitation of proxies in the accompanying form. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for the proposals described in this proxy statement. We will pay Innisfree a fee for such service, which is not expected to exceed $20,000 plus expenses. In addition to solicitation by use of the mails, certain of our officers or employees, and certain officers or employees of Innisfree, may solicit the return of proxies by telephone, telegram, e-mail or personal interview.

By Order of the Board of Directors,

J. Allen Berryman
Secretary

March 31, 2014

APPENDIX I

STEWART INFORMATION SERVICES CORPORATION

2014 LONG TERM INCENTIVE PLAN

I.    PURPOSE

The purpose of the Stewart Information Services Corporation 2014 Long Term Incentive Plan (the “Plan”) is to provide a means through which Stewart Information Services Corporation, a Delaware corporation (the “Company”), and its Subsidiaries may attract qualified persons to serve as Directors or Consultants or to enter the employ of the Company and its Subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Restricted Performance Units, Stock Appreciation Rights, Stock Units, and Performance Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant, or Director as provided herein.

II.    DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph.

(a) “Award” means, individually or collectively, any Option, Restricted Stock Award, Restricted Performance Unit, Stock Appreciation Right Award, Stock Unit Award, or Performance Award.

(b) “Award Agreement” means a written agreement between the Company and a Participant with respect to a grant of an Award. For purposes of this Plan, the forms of Award Agreement shall include the following:

(1) Performance Award Agreements;

(2) Restricted Performance Unit Agreements;

(3) Restricted Stock Award Agreements;

(4) Stock Appreciation Right Award Agreements;

(5) Stock Option Award Agreements; and

(6) Stock Unit Award Agreements.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means, in the good faith determination of the Board, any: (i) willful failure to substantially perform Employee’s duties with the Company (other than by reason of Employee’s Disability), after a written demand for substantial performance is delivered to the Employee that specifically identifies the manner in which the Company believes that the Employee has not substantially performed such duties, and the Employee has failed to remedy the situation within 30 days of such written notice from the Company; (ii) gross negligence in the performance of the Employee’s duties; (iii) conviction of, or plea of guilty or nolo contendre to any felony or any crime involving moral turpitude or the personal enrichment of the Employee at the expense of the Company; (iv) willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise, including without limitation Employee’s breach of fiduciary duties owed to the Company; (v) willful violation of any material provision of the Company’s code of conduct; (vi) willful violation of any of the material covenants contained in the Participant’s individual employment agreement with the Company, if any; (vii) act of dishonesty resulting in or intending to result in personal gain at the expense of the Company; or (viii) engaging in any material act that is intended or may be reasonably expected to harm the reputation, or operations of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority.

(f) “Committee” means the Compensation Committee of the Board or such other Committee approved by the Board to administer the Plan as provided in Article IV. In any event, the Committee shall be comprised solely of 2 or more non-Employee members of the Board who qualify to administer the Plan as “disinterested directors” under Rule 16b-3 of the Exchange Act, and as “outside directors” under Code Section 162(m) and Treasury Regulation Section 1.162-27(e)(3).

(g) “Common Stock” means the common stock, $1.00 par value per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Article XIII.

(h) “Company” means Stewart Information Services Corporation, a Delaware corporation, or its successor in interest.

(i) “Consultant” means any person who is not an Employee or a Director and who is providing advisory or consulting services to the Company or any Subsidiary.

(j) “Corporate Change” shall means the occurrence of any of the following events: (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) there occurs a proxy contest or a consent solicitation, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization, as a consequence of which members of the Board in office immediately prior to such transaction or event thereafter constitute less than a majority of the Board; (iii) there occurs a reverse merger involving the Company in which the Company is the surviving corporation but the shares of common stock of the Company outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (iv) there is a sale of other disposition of all or substantially all of the assets of the Company; (v) there is an adoption of any plan or proposal for the liquidation or dissolution of the Company; or (vi) Stewart Title Guaranty Company is placed in supervision, receivership, conservatorship, or special administrative action by the Texas Department of Insurance.

(k) “Covered Employee” means an Employee who is, or as determined by the Committee may become, a “covered employee” within the meaning of Code Section 162(m) and Treasury Regulation Section 1.162-27(c)(2).

(l) “Director” means an individual who is a member of the Board.

(m) “Disability” has the meaning provided in the Company’s Long-Term Disability Plan.

(n) “Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)” means pretax earnings plus interest expense, tax expense, depreciation expense and amortization expense.

(o) “Employee” means any person in an employment relationship with the Company or any Subsidiary.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Forfeiture Restriction” has the meaning provided in Section VIII(a) of the Plan.

(r) “Fair Market Value” means, as of any specified date, the closing sales price of the Common Stock reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee), or, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate, in accordance with Code Section 409A.

(s) “Good Reason” has the meaning provided in a Participant’s individual employment agreement with the Company, if any.

(t) “Incentive Stock Option” means an incentive stock option within the meaning of Code Section 422.

(u) “Option” means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

(v) “Participant” means an Employee, Consultant, or Director who has been granted an Award. With respect to a Qualified Performance-Based Award only, Participant shall mean a Covered Employee.

(w) “Performance Award” means an Award granted under Article XII of the Plan.

(x) “Performance Criteria” means the criteria the Committee selects for purposes of (i) establishing the Performance Goal for a Qualified Performance-Based Award, or (ii) establishing a Forfeiture Restriction for a Restricted Stock Award, Stock Unit Award, or Restricted Performance Unit. In general, the Company’s performance is measured in relation to “corporate performance” and “operational performance.” The metrics used by the Committee with respect to the Company’s performance may include, but are not limited to, the following:

(1) Cash flow, determined as operating cash flow or free cash flow, or any other cash flow metric,

(2) Return on investment of the Company or any segment or portion of the Company designated by the Committee,

(3) Earnings before or after interest, taxes, depreciation, and/or amortization (EBITDA),

(4) Earnings per share,

(5) Economic value added,

(6) Net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,

(7) Price of a share of Common Stock,

(8) Return on assets,

(9) Return on capital,

(10) Return on equity,

(11) Sales,

(12) Premium revenues,

(13) Policy losses,

(14) Total shareholder return, or

(15) a combination of any of the foregoing.

The Performance Criteria may be subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Subsidiary, division, or department thereof.

(y) “Performance Goals” provide the threshold, target and maximum measurements that must be achieved in order to receive the related level of compensation.

(z) “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

(aa) “Plan” means the 2014 Stewart Information Services Corporation Long Term Incentive Plan, as amended from time to time.

(bb) “Qualified Performance-Based Award” means a Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Code Section 162(m) and Treasury Regulation Section 1.162-27 that is designated as a Qualified Performance-Based Award pursuant to Article XII of the Plan.

(cc) “Restricted Performance Unit” means an Award of cash compensation that is restricted by time of service and/or corporate performance that is granted under Article IX of the Plan.

(dd) “Restricted Stock Award” means an Award of share-based compensation that is restricted by time of service and/or corporate performance that is granted under Article VIII of the Plan.

(ee) “Stock Appreciation Right” shall have the meaning assigned to such term in Article X of the Plan.

(ff) “Stock Unit” shall have the meaning assigned to such term in Article XI of the Plan.

(gg) “Subsidiary” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(hh) “Voluntary Retirement” means the termination of employment after age 65 with no expectation of returning to the industry.

III.    EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no Option shall be exercisable and no Performance Award, Restricted Performance Unit, Restricted Stock Award, Stock Appreciation Right Award, or Stock Unit Award shall vest or become satisfiable prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired; all Restricted Stock Awards, Stock Appreciation Right Awards, and Stock Unit Awards granted under the Plan have vested, been forfeited, or expired; and all Performance Awards and Restricted Performance Units have been satisfied or expired.

IV.    ADMINISTRATION

(a) Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of shares to be subject to each Option, Restricted Stock Award, Stock Appreciation Right Award, or Stock Units Award, the number of shares subject to or the value of each Performance Award, and the value of each Restricted Performance Unit. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its sole discretion shall deem relevant.

(b) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective Award Agreements granted hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the Award Agreements, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

V.    SHARES SUBJECT TO THE PLAN; AWARD LIMITS;

GRANT OF AWARDS

(a) Shares Subject to the Plan. Subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award denominated in shares of Common Stock is settled in cash. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall not again be available for the grant of an Award under the Plan.

(b) Award Limits. Notwithstanding any provision in the Plan to the contrary:

(1) The maximum number of shares of Common Stock that may be subject to Options, Restricted Stock Awards, Stock Unit Awards, and Performance Awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 150,000 shares of Common Stock (subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding), and

(2) The maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $5,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award.

The limitations set forth in clauses (1) and (2) above shall be applied in a manner that will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of Code Section 162(m), including, without limitation, counting against such maximum number of shares, to the extent required under Code Section 162(m) and applicable interpretive authority thereunder, any shares subject to Options that are canceled or adjusted as provided in Section XIII(b) below.

(c) Grant of Awards. The Committee may from time to time grant Awards to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

(d) Stock Offered. Subject to the limitations set forth in Section V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

VI.    ELIGIBILITY

Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Restricted Performance Unit, a Stock Appreciation Right Award, a Stock Unit Award, or any combination thereof.

VII.    STOCK OPTIONS

(a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or Subsidiary corporation (as defined in Code Section 424) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and Subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or Subsidiary corporation, within the meaning of Code Section 422(b)(6), unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of 5 years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.

(d) Stock Option Award Agreement. Each Option shall be evidenced by a Stock Option Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify as an Incentive Stock Option under Code Section 422. Each Stock Option Award Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. A Stock Option Award Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, a Stock Option Award Agreement may provide for a

“cashless exercise” of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, a Stock Option Award Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment under a Stock Appreciation Right, in accordance with Article X of the Plan. The terms and conditions of the respective Award Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Stock Option Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).

(e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Article XIII, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option, or a portion thereof, may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option, or a portion thereof, shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

(f) Restrictions on Repricing of Options. Except as provided in Article XIII, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Award Agreement to lower the option price.

(g) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant’s name.

(h) Options in Substitution for Options Granted by Other Employers. Options may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become Employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Subsidiary.

VIII.    RESTRICTED STOCK AWARDS

(a) Forfeiture Restrictions To Be Established by the Committee. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more Performance Goals, (ii) the Participant’s continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

(b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in an Award Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to a Participant’s termination of employment or termination of services provided by the Participant as a Consultant or Director (by retirement, disability, death or otherwise) prior to the expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subsection may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. Notwithstanding the preceding provisions of this Subsection, the Committee may not take any action described in this Subsection with respect to a Restricted Stock Award that has been designated as a Qualified Performance-Based Award.

(e) Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Participant shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Award Agreements need not be identical. Subject to the consent of the Participant and the restriction set forth in the last sentence of Subsection (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

IX.    RESTRICTED PERFORMANCE UNITS

(a) Restricted Performance Units. Restricted Performance Units are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee and with the satisfaction of certain Performance Criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Restricted Performance Unit.

(b) Award Period. The Committee shall establish, with respect to and at the time of grant of each Restricted Performance Unit, a period over which the Award shall vest with respect to the Participant.

(c) Awards Criteria. In determining the value of Restricted Performance Units, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for a Restricted Performance Unit (or at such other time as the applicable Restricted Performance Unit Award Agreement may provide), the holder of a Restricted Performance Unit shall be entitled to receive payment of an amount, not exceeding the maximum value of the Restricted Performance Unit, based on the then vested value of the Award. Payment of a Restricted Performance Unit may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Restricted Performance Unit, as determined by the Committee. In the event that payment is not made at the time vesting occurs, the Restricted Performance Unit Award Agreement for the Restricted Performance Unit shall contain provisions that comply with the requirements of Code Section 409A.

(e) Termination of Award. A Restricted Performance Unit shall terminate if the Participant does not remain continuously in the employ of the Company and its Subsidiaries or does not continue to perform services as a Consultant or a Director for the Company and its Subsidiaries at all times during the applicable vesting period, except as may be otherwise determined by the Committee. At the time of the Award is issued, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Performance Unit, including, but not limited to, rules pertaining to a Participant’s termination of employment or termination of services provided by the Participant as a Consultant or Director (by retirement, disability, death or otherwise) prior to the expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Performance Unit Award Agreement made in conjunction with the Award.

(f) Restricted Performance Unit Award Agreements. At the time any Award is made under this Article IX, the Company and the Participant shall enter into a Restricted Performance Unit Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Performance Unit Award Agreements need not be identical.

X.    STOCK APPRECIATION RIGHTS

(a) Stock Appreciation Rights. A Stock Appreciation Right is an award that may or may not be granted in tandem with an Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the base amount, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article X.

(b) Exercise. A Stock Appreciation Right shall entitle the holder of an Option to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their Fair Market Value at the time of exercise), cash, or a combination thereof, in the discretion of the Committee, in an amount equal in value to the excess of the Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an Option, the exercise of a Stock Appreciation Right will result in the surrender of the related Option and, unless otherwise provided by the Committee in its sole discretion, the exercise of an Option will result in the surrender of a related Stock Appreciation Right, if any.

(c) Expiration Date. The “expiration date” with respect to a Stock Appreciation Right shall be determined by the Committee, and if granted in tandem with an Option, shall be not later than the expiration date for the related Option. If neither the right nor the related Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

(d) Stock Appreciation Right Award Agreements. At the time any Award is made under this Article X, the Company and the Participant shall enter into a Stock Appreciation Right Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Stock Appreciation Right Award Agreements need not be identical.

XI.    STOCK UNITS

(a) Stock Units. The Committee may, subject to the limitations of the Plan and the availability of shares reserved but not previously awarded under this Plan, grant Stock Units to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions. A “Stock Unit” Award is the grant of a right to receive shares of Common Stock or cash in the future. The minimum vesting or Performance Period for Awards of Stock Units shall be determined by the Committee.

(b) Terms and Conditions of Awards. For each Participant, the Committee will determine the timing of awards; the number of Stock Units awarded; the value of Stock Units, which may be stated either in cash or in shares of Common Stock; any performance measures used for determining whether the Stock Units are earned; the number of earned Stock Units that will be paid in cash and/or shares of Common Stock; and whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis.

(c) Payment. Payment for Stock Units earned shall be wholly in cash, wholly in Common Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall provide. The Committee will determine the number of earned Stock Units to be paid in cash and the number to be paid in Common Stock. For Stock Units payable in shares of Common Stock, one share of Common Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (i) the Fair Market Value of a share of Common Stock at the delivery date, as applicable, or (ii) the Fair Market Value of the Common Stock averaged for a number of days determined by the Committee. For Stock Units awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Common Stock will be distributed based on the cash value of the shares earned divided by (x) the Fair Market Value of a share of Common Stock at the delivery date or end of the Performance Period, as applicable, or (y) the Fair Market Value of a share of Common Stock averaged for a number of days determined by the Committee. In the event that payment is not made at the time vesting occurs, the Stock Unit Award Agreement shall contain provisions that comply with the requirements of Code Section 409A.

(d) Death, Disability or Termination of Employment or Service. A Participant’s Stock Unit Award Agreement shall designate the extent to which an Award shall become vested if the Participant’s employment is terminated (i) by the Company without Cause, (ii) by the Participant for Good Reason or Voluntary Retirement, or (iii) as a result of the Participant’s death or Disability. If no such designation is made, then any unvested Stock Units shall be forfeited. In the event the Participant’s employment or service with the Company and Subsidiaries terminates for Cause, the Participant terminates employment due to a Corporate Change, or the Participant violates the confidentiality, non-competition, conflicts of interest, or non-solicitation provisions applicable to his relationship with the Company during a Performance Period or prior to the delivery date for deferred Stock Units, any unvested Stock Units will be forfeited on the date his employment or service with the Company and Subsidiaries terminates. Notwithstanding the foregoing provisions, the Committee may determine that the Participant will be entitled to receive all or any portion of the Stock Units that he would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

(e) Acceleration Upon a Corporate Change. An award may provide that in the event of a Corporate Change, all unvested Stock Units held by a Participant shall become immediately vested upon the Corporate Change and the level of vesting that shall occur.

(f) Stock Unit Award Agreements. At the time any Award is made under this Article XI, the Company and the Participant shall enter into a Stock Unit Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Stock Unit Award Agreements need not be identical.

XII.    PERFORMANCE AWARDS

(a) Purpose. The purpose of this Article XII is to provide the Committee the ability to (i) grant Restricted Stock Awards, Stock Unit Awards, and Restricted Performance Units as Qualified Performance-Based Awards, and (ii) grant Performance Awards that are settled in cash or shares of Stock based on the satisfaction of Performance Criteria and, where applicable, to cause such awards to be Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Article XII shall control over any contrary provision contained herein; provided, however, that the Committee may grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Article XII.

(b) Performance Measures. A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Subsidiary, division, or department thereof during the Performance Period. The Committee shall designate (i) the Performance Criteria for each Performance Award, (ii) the Performance Period for each Performance Award, and (iii) the number of shares of Common Stock subject to, or the maximum value of, the Performance Award. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of the Performance Goals.

(c) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award (including any Qualified Performance-Based Award) during a Performance Period.

(d) Payment. Following the end of the Performance Period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such Performance Period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in a lump sum in cash, Common Stock, or a combination thereof, as determined by the Committee, and shall be made no later than 2-1/2 months after the end of the Performance Period. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date.

(e) Termination of Award. A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Subsidiaries or does not continue to perform services as a Consultant or a Director for the Company and its Subsidiaries at all times during the applicable Performance Period, except as may be determined by the Committee.

(f) Performance Award Agreements. At the time any Award is made under this Article XII, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

(g) Special Rules for Qualified Performance-Based Awards.

(1) Applicability. This Subsection (g) shall apply only to Awards made to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(2) Procedures with Respect to Qualified Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing:

(i) designate one or more Covered Employees,

(ii) select the Performance Criteria applicable to the Performance Period,

(iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period,

(iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period; and

(v) specify the minimum and maximum amount payable with respect to an Award.

Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period and the amount that shall be payable with respect to that Award. No Award, or portion thereof, that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

(3) Payment of Qualified Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. Unless otherwise provided in the applicable Award Agreement, in the event of termination of the Participant’s service due to death, or in the event the Participant incurs a Disability, all unvested Qualified Performance-Based Awards held by such Participant shall immediately vest.

(4) Acceleration Upon a Corporate Change. An Award Agreement may provide that in the event of a Corporate Change, the unvested portion of the Qualified Performance-Based Award held by a Participant shall become immediately vested upon the Corporate Change.

(5) Additional Limitations. Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(6) Effect on Other Plans and Arrangements. Nothing contained in this Subsection will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

XIII.    RECAPITALIZATION OR REORGANIZATION

(a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, any merger or consolidation of the Company or any Subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Adjustment upon a Change in Capitalization

(1) Subdivision or Consolidation of Shares; Stock Dividends. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded down to the next whole share.

(2) Recapitalizations. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c) Adjustment upon a Corporate Change. If a Corporate Change occurs, no later than (i) 10 days after the approval by the stockholders of the Company of the merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (ii) 30 days after a Corporate Change of the type described in Section 2(j)(iii), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant:

(1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate;

(2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subsection (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or

(3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

(d) Change of Control Value. For the purposes of clause (2) in Subsection (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows; (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subsection (d) or Subsection (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Article XIII, such Award and any Award Agreement shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Article XIII, the aggregate number of shares available under the Plan, the maximum number of shares that may be subject to Restricted Stock Awards, Stock Unit Awards, and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, except as otherwise provided by the Committee, upon the occurrence of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Performance Awards and Restricted Performance Units as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Performance Awards and Restricted Performance Units and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value of such Performance Award or Restricted Performance Unit which, in the event the applicable performance or vesting period set forth in such Performance Award or Restricted Performance Unit has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the surrender, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.

(f) Stockholder Action. Any adjustment provided for in the above Subsections shall be subject to any required stockholder action.

(g) No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(h) Code Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Article to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

XIV.    AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (i) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan, or (ii) amend or delete Article VII(f).

XV.    MISCELLANEOUS

(a) No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award, a right to a Stock Appreciation Right Award, a right to a Stock Unit Award, or a right to a Restricted Performance Unit, or any other rights hereunder except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

(b) No Employment/Membership Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Subsidiary or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

(c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

(d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(e) Restrictions on Transfer. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Article VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

(f) Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Code Section 409A. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

(g) Code Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common stock pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto. Unless expressly permitted by the Committee in an Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to an Award.

(h) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

APPENDIX II

STEWART INFORMATION SERVICES CORPORATION

ANNUAL BONUS PLAN

Purpose

The Stewart Information Services Corporation Annual Bonus Plan (the “Plan”) is intended to promote the interests of Stewart Information Services Corporation, a Delaware Corporation, (the “Company”) and its shareholders by providing designated Executives with incentive compensation that is correlated with the achievement of specified performance goals by the Executives and the Company.

The Plan is intended to provide annual incentive compensation, primarily to Executives who are considered to be “covered employees” within the meaning of Section 162(m)(3) of the Code (as defined below), that is considered “qualified performance-based compensation” for purposes of Code Section 162(m) and Section 1.162-27 of the Regulations (as defined below) and thus not subject to the annual compensation deduction limit under Section 162(m).

ARTICLE I

DEFINITIONS

For purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated.

1.1 “Average Shareholders’ Equity” means the result of subtracting cumulative other comprehensive income and noncontrolling interest from shareholders’ equity. This calculation is done as of the beginning of the year and the end of the year. The average is then calculated by adding the beginning of the year and ending of the year calculations and then dividing by two.

1.2 “Base Pay” means the regular, annual, base salary payable by the Employer for a Performance Period to a Participant for services rendered, but excluding Incentive Compensation payable under the Plan, income derived from stock options, restricted stock awards, fringe benefits, and any bonuses, incentive compensation, special awards or other extraordinary remuneration. The Committee shall stipulate a Participant’s Base Pay for purposes of computing Incentive Compensation awarded under the Plan to the Participant.

1.3 “Beneficiary” means the beneficiary or beneficiaries designated to receive any amounts payable under the Plan pursuant to Section 6.2 upon the Participant’s death.

1.4 “Budget Attainment” means the variance between actual expenses and budget expenses.

1.5 “Board” means the Board of Directors of the Company.

1.6 “Code” means the Internal Revenue Code of 1986, as amended. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority.

1.7 “Committee” means the Compensation Committee of the Board or such other Committee approved by the Board to administer the Plan. In any event, the Committee shall be comprised solely of 2 or more non-Employee members of the Board who qualify to administer the Plan as “disinterested directors” under Rule 16b-3 of the Exchange Act, and as “outside directors” under Code Section 162(m) and Regulation Section 1.162-27(e)(3).

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1.8 “Company” means Stewart Information Services Corporation, a Delaware corporation, or its successor in interest.

1.9 “Customer Service Index” means an internal survey conducted at least annually. The metric is calculated by taking the subsequent survey score minus the benchmark survey score. The difference is then divided by the benchmark survey score.

1.10 “Earnings Before Interest, Taxes, Depreciation and Amortization” or “EBITDA” means pretax earnings plus interest expense, taxes expense, depreciation expense and amortization expense.

1.11 “Employee Costs” means a line item on the Company’s Consolidated Statement of Operations, Retained Earnings and Comprehensive Earnings that includes salaries, bonuses, commissions, payroll taxes, group insurance, profit sharing and other employee costs.

1.12 “Employee Costs Ratio” means the result of dividing the Employee Costs by Operating Revenues.

1.13 “Effective Date” means January 1, 2014, the initial effective date of the Plan.

1.14 “Employer” means the Company and any Subsidiary.

1.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16 “Executive” means an officer of the Company or a Subsidiary.

1.17 “Expense Reduction” means specific annual expense reduction goals for the Company or any of its business units or segments.

1.18 “Incentive Compensation” means the compensation approved by the Committee to be awarded to a Participant for any Performance Period under the Plan.

1.19 “Investment and Other Gains (Losses) – Net” means a line item on the Company’s Consolidated Statement of Operations, Retained Earnings and Comprehensive Earnings that includes, but not limited to, realized earnings (losses) from the sale of various types of financial and non-financial instruments; sale of subsidiaries, equity basis investments, and cost-basis investments; impairment of equity and cost-basis investments; and other types of non-operating transactions.

1.20 “Investment Income” means a line item on the Company’s Consolidated Statement of Operations, Retained Earnings and Comprehensive Earnings that includes, but not limited to, interest income, dividends, royalties and certain rental income less any fees incurred from investments.

1.21 “Maximum Performance Level” means the attainment of 200% of the Performance Level set by the Committee.

1.22 “Maximum Target Payout” means the maximum annual cash bonus that can be earned and paid under the Plan to a Participant.

1.23 “National Production Services (NPS) Expenses Ratio” means the result of dividing NPS expenses by the sum of (i) Operating Revenues less the Company’s portion of earnings from equity investees from the Direct Operations Segment, and (ii) external Operating Revenues less the Company’s portion of earnings from equity investees from NPS.

1.24 “Operating Revenues” means the result of deducting Investment Income and Investment and Other Gains (Losses) – Net from total gross revenues. The Company’s portion of earnings from equity investees shall be included in the calculation.

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1.25 “Participant” means an Executive who is selected by the Committee to participate in the Plan pursuant to Article III for any Performance Period. Each Participant shall be determined to be a “covered employee” of the Company within the meaning of Code Section 162(m) and Regulation Section 1.162-27(c)(2).

1.26 “Performance Criteria” means the business criteria that are specified by the Committee pursuant to Article VII.

1.27 “Performance Goal” means (i) the selected Performance Criteria and (ii) the objective goals established relative to such Performance Criteria, as determined by the Committee for any Performance Period.

1.28 “Performance Level” represents the range of possible payout depending on the performance driver for each metric. The payout range is defined as the Threshold (50%), Target (100%) and Maximum (200%).

1.29 “Performance Period” means the Company’s fiscal year or such other period selected by the Committee for the award of Incentive Compensation

1.30 “Plan” means the Stewart Information Services Corporation Annual Bonus Payment Program, as it may be amended from time to time.

1.31 “Policy Loss Ratio” means the result of dividing Title Losses and Claims by Title Insurance Revenues from Direct Operations and Agency Operations.

1.32 “Premium Remittance Per Agency Ratio” means the result of dividing premium revenues remitted by active independent agencies by the number of active independent agencies. The source of the data is STNET, which is the primary source for policy remittances, along with the number of agencies.

1.33 “Regulation(s)” shall mean the Treasury Regulation(s) promulgated under the Code, as amended from time to time.

1.34 “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Code Section 424(f), and any limited liability company, partnership, joint venture, or other entity in which the Company controls more than fifty percent (50%) of its voting power or equity interests.

1.35 “Target Payout” means the annual cash bonus that can be earned and paid under the Plan. Target Payout is calculated by multiplying Base Pay by an agreed upon percentage as designated by the Committee or specified in a Participant’s individual employment agreement.

1.36 “Target Performance Level” means the attainment of 100% of the Performance Level set by the Committee.

1.37 “Threshold Performance Level” means the attainment of 50% of the Performance Level set by the Committee.

1.38 “Title Insurance Revenues” means revenues earned from title insurance and escrow and other related fees.

1.39 “Title Losses and Claims” means a line item on the Company’s Consolidated Statement of Operations, Retained Earnings and Comprehensive Earnings that is defined in the Company’s Annual Report filed with the Securities Exchange Commission on the Form 10-K.

1.40 “Weighting” means the calculation that applies a percentage to each metric. The aggregation of the percentages is 100%.

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ARTICLE II

ADMINISTRATION

Subject to the terms and conditions of this Article II, the Plan shall be administered by the Committee. All Committee actions under the Plan shall be taken in accordance with the applicable provisions of the Company’s bylaws and the Committee’s Charter. The Committee shall have the power, in its discretion, to take such actions as may be necessary to carry out the provisions of the Plan and the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

In construing the Plan and in exercising its power under provisions requiring the Committee’s approval, the Committee shall attempt to ascertain the purpose of the provisions in question, and when the purpose is known or reasonably ascertainable, the purpose shall be given effect to the extent feasible as determined by the Committee. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under the Plan, including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under the Plan including, but not limited to, the power and duty to:

(a) designate the Executives who are eligible to participate in the Plan as Participants;

(b) maintain records of all Plan transactions and other data in the manner necessary for proper administration of the Plan;

(c) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules and regulations are not inconsistent with the terms of the Plan as set out herein;

(d) enforce the terms of the Plan and the rules and regulations it adopts;

(e) review claims and render decisions on claims for benefits under the Plan;

(f) furnish the Company or the Participants, upon request, with information that the Company or the Participants may require for tax or other purposes;

(g) employ agents, attorneys, accountants or other persons (who also may be employed by or represent the Company) for such purposes as the Committee deems necessary or desirable in connection with its duties hereunder; and

(h) perform any other acts necessary or appropriate for the proper management and administration of the Plan.

The Committee may delegate to one or more members of the Committee (the “subcommittee”) any of its administrative duties under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time by directive or practice; provided, however, the Committee cannot delegate to the subcommittee the power, authority or duty to (i) award Incentive Compensation under the Plan or (ii) to take any action which would contravene the requirements of Code Section 162(m) or the Sarbanes-Oxley Act of 2002.

ARTICLE III

ELIGIBILITY

For each Performance Period, the Committee shall select, in its sole and absolute discretion, the particular Executives to whom Incentive Compensation may be awarded under the Plan for such Performance Period. Executives who participate in the Plan may also participate in other incentive or benefit plans maintained by an Employer.

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ARTICLE IV

ESTABLISHMENT OF INCENTIVE COMPENSATION TARGETS

4.1 Incentive Compensation Award Target. For each award of Incentive Compensation for a Performance Period, the Committee will establish the Performance Level of targeted Incentive Compensation for each Participant within the first 90 days of the Performance Period (or within such shorter deadline as may apply under Code Section 162(m) if the Performance Period is fewer than 12 months). The Incentive Compensation Performance Levels for each Participant that are established by the Committee will be expressed as a percentage of such Participant’s Base Pay, provided, however, in no event will a Participant’s Incentive Compensation exceed five million dollars ($5,000,000) for any single Performance Period.

Once the Committee has determined the amount of a Participant’s Incentive Compensation for a Performance Period, and upon certification required under Section 6.1, the Committee shall approve the Participant’s Incentive Compensation award pursuant to such procedures as the Committee may adopt under Article II.

4.2 Increase in Incentive Compensation. Under no circumstances may the amount of any Incentive Compensation awarded to any Participant for a specified Performance Period be increased by the Committee without the requisite shareholder approval to the extent required by Code Section 162(m) and Regulation Section 1.162-27(e)(4)(vi).

ARTICLE V

DETERMINATION OF GOALS FOR INCENTIVE COMPENSATION

5.1 Establishment of Performance Goals. For each Performance Period for which the Committee determines to establish potential Incentive Compensation awards for one or more Participants, the Committee, within the first 90 days of such Performance Period (or within such shorter deadline as may apply under Code Section 162(m) if the Performance Period is fewer than 12 months), will set forth in writing all of the terms and conditions of such Incentive Compensation awards, including: (i) the Performance Goals for the Performance Period, including the Performance Criteria and the objective goals established relative to such Performance Criteria, which will include a Threshold, Target, and Maximum Performance Level, and the relative weighting of each Performance Goal in determining the Participant’s actual Incentive Compensation; provided, however, the outcome of such Performance Goals must be substantially uncertain at the time they are established by the Committee, and (ii) with respect to each Participant, the Maximum Target Payout.

5.2 Determination. Within a reasonable period of time after the end of each Performance Period, the Committee shall determine the extent to which the Performance Goals assigned to each Participant were achieved for the Performance Period, and based solely on such achievement, shall approve the calculation of the Participant’s actual Incentive Compensation award. No Incentive Compensation is payable hereunder unless the Threshold Performance Level for a Performance Goal has been achieved, as determined by the Committee.

5.3 Committee Discretion. The Committee shall have no discretion to approve an amount of Incentive Compensation to be paid under the Plan that is in excess of the pre-established Incentive Compensation Maximum Target Payout for the applicable Performance Period. The Committee may elect to reduce the amount of any Incentive Compensation payable to a Participant in its sole discretion.

ARTICLE VI

PAYMENT OF INCENTIVE COMPENSATION

6.1 Form and Time of Payment. Subject to Section 6.2, a Participant’s Incentive Compensation for each Performance Period, if any, shall be paid in a cash lump sum (net of applicable tax and other required

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withholdings) as soon as practicable after (i) the results for such Performance Period have been finalized and (ii) the Committee has certified, in writing, that the applicable Performance Goals have been satisfied for the Performance Period. The Incentive Compensation shall be paid under the Plan no earlier than January 1st, and no later than March 31st, of the year following the year in which such Incentive Compensation is earned by the Participant, provided the Participant is employed on the date of payment.

6.2 Payment in the Event of Termination.

(a) If a Participant’s employment terminates for any reason prior to the end of a Performance Period, then such Participant shall immediately forfeit and relinquish any and all rights and claims to receive any Incentive Compensation hereunder for such Performance Period.

(b) If a Participant’s employment terminates for any reason after the end of a Performance Period but prior to the date of actual payment pursuant to Section 6.1, then such Participant shall immediately forfeit and relinquish any and all rights and claims to receive any Incentive Compensation hereunder for such Performance Period.

ARTICLE VII

PERFORMANCE CRITERIA

The Incentive Compensation will be determined by the attainment towards metrics that are specific to a Participant’s position and reflective of the Company’s performance. The metrics applicable to a specific Participant shall be described in detail in such Participant’s Executive Compensation Plan Summary as determined by the Committee.

7.1 Participant’s Performance. In general, the Participant’s performance is measured against one or more Performance Criteria established by the Committee (as listed in Section 7.2 below). A Performance Criteria may be measured based on the performance of the Company or, as determined by the Committee, any of its divisions, business segments or operating units, and may be absolute, relative to one or more other companies, or relative to one or more other metrics or indexes. In establishing the Performance Criteria for each award of Incentive Compensation, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with standards set by Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable award of Incentive Compensation must preclude the Committee’s discretion to increase the amount payable to any Participant that would otherwise be due upon attainment of the Performance Criteria. The Performance Criteria specified need not be applicable to all awards of Incentive Compensation, and may be particular or unique to an individual Participant’s function, duties or business unit.

7.2 Company’s Performance. In general, the Company’s performance is measured in relation to “corporate performance” and “operational performance.” The metrics used by the Committee with respect to the Company’s performance may include, but are not limited to, the following:

(a) Budget Attainment,

(b) Cash flow, determined as operating cash flow, free cash flow, or any other cash flow metric,

(c) Customer services scores or metrics, including Customer Service Index,

(d) Earnings per share,

(e) EBITDA,

(f) Economic value added,

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(g) Absolute or relative metrics related to certain Company expenses or costs, including Employee Costs Ratio, Expense Reduction, and National Production Services (NPS) Expenses Ratio,

(h) Net income (before or after taxes),

(i) Policy losses, including Policy Loss Ratio,

(j) Premium revenues, including Premium Remittance Per Agency Ratio,

(k) Total shareholder return,

(l) Price of a share of Common Stock,

(m) Return on assets,

(n) Return on capital,

(o) Return on equity,

(p) Sales volume, or

(q) any combination of any of the foregoing.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1 Non-Assignability. A Participant cannot alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits under the Plan prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits, shall be null and void.

8.2 No Right to Continue in Employment. Nothing in the Plan confers upon any Participant the right to continue in the employ of the Company or any Subsidiary, or interferes with or restricts in any way the right of the Employer to discharge any Participant at any time (subject to any contract rights of such Participant).

8.3 Withholding. The Company shall have the right to withhold, or require an Eligible Executive to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Compensation.

8.4 Indemnification of Committee Members. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he is or may be a party, or in which he may be involved, by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled from the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

8.5 No Plan Funding. The Plan shall at all times be entirely unfunded and no provision shall be made with respect to segregating any assets of any Employer for payment of any amounts due hereunder. No Participant, Beneficiary, or other person or entity shall have any interest in any particular assets of an Employer by reason of the right to receive any Incentive Compensation under the Plan until such payment is actually received by such person. Participants and Beneficiaries shall have only the rights of general unsecured creditors of the Company.

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8.6 Governing Law. The Plan shall be construed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions.

8.7 Binding Effect. The Plan shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Participants and their Beneficiaries, heirs, and personal representatives.

8.8 Construction of Plan. The captions used in the Plan are for convenience of reference only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.

8.9 Compliance with Code Section 409A. The Plan is intended to be excluded from coverage under Code Section 409A pursuant to the “short-term deferral exception” under Regulation Section 1.409A-1(b)(4). However, to the extent that any payment under the Plan is determined by the Committee to be nonqualified deferred compensation subject to Section 409A, the Company may amend the Plan to the extent necessary to comply with Code Section 409A.

ARTICLE IX

AMENDMENT OR DISCONTINUANCE

The Committee may at any time, and from time to time, without the consent of any Participant, amend, revise, suspend, or discontinue the Plan, in whole or in part, subject to any shareholder approval required by law; provided, however, the Committee may not amend the Plan to change the method for determining Incentive Compensation or the Performance Goals under Articles IV, V, VI and VII without the approval of the majority of votes cast by the shareholders of the Company in a separate vote to the extent required by Code Section 162(m).

ARTICLE X

EFFECT OF THE PLAN

Neither the adoption of the Plan, nor any action of the Board or the Committee hereunder, shall be deemed to give any Participant any right to be granted Incentive Compensation hereunder. In addition, nothing contained in the Plan, and no action taken pursuant to its provisions, shall be construed to (i) give any Participant any right to any compensation, except as expressly provided herein; (ii) be evidence of any agreement, contract or understanding, express or implied, that any Employer will employ a Participant in any particular position or for any particular duration; (iii) give any Participant any right, title, or interest whatsoever in, or to, any assets or investments which the Participant may make to aid it in meeting its obligations hereunder; (iv) create a trust or fund of any kind; or (v) create any type of fiduciary relationship between an Employer and a Participant or any other person.

ARTICLE XI

TERM

The Plan shall be effective as of January 1, 2014, contingent upon its approval by the Company’s shareholders in a manner consistent with the shareholder approval requirements of Code Section 162(m).

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APPENDIX III

“The total number of shares of all classes of stock which the corporation shall have the authority to issue is 52,500,000 shares, consisting of 50,000,000 shares of Common Stock, par value $1.00 per share; 1,500,000 shares of Class B Common Stock, par value $1.00 per share; and 1,000,000 shares of Preferred Stock, par value $0.001 per share. The Board of Directors is authorized to establish, from the authorized shares of Preferred Stock, one or more classes or series of shares, to designate each such class and series, and to fix the rights and preferences of each such class and series. Without limiting the authority of the Board of Directors granted hereby, each such class or series of Preferred Stock shall have such voting powers (full or limited or no voting powers), such preferences and relative, participating, optional or other special rights, and such qualifications, limitations, or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. Except as provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the shares of Common Stock and Class B Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes as set forth herein.

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock and Class B Common Stock are as follows:

(1) Voting. The Common Stock and the Class B Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock and each holder of the Class B Common Stock being entitled to one vote for each share held. For so long as there are issued and outstanding 1,050,000 or more shares of Class B Common Stock (adjusted proportionately for stock dividends and stock splits or combinations occurring after March 19, 2001), at each election for directors the Common Stock and the Class B Common Stock shall be voted as separate classes, and the holders of the Common Stock shall be entitled to elect five of the nine directors (each holder of Common Stock having the right to vote, in person or by proxy, the number of shares owned by him for the five directors to be elected by the holders of the Common Stock and for whose election he has a right to vote~~, or to cumulate his votes by giving one candidate as many votes as five times the number of his shares shall equal, or by distributing such votes on the same principle among any number of such five candidates~~). The holders of the Class B Common Stock shall be entitled to elect the remaining four of the nine directors~~, and no~~. No holder of Common Stock or Class B Common Stock shall have the right of cumulative voting at any election of directors. In the event that issued and outstanding shares of Class B Common Stock are less than 1,050,000 shares but more than 600,000 shares (adjusted proportionately for stock dividends and stock splits or combinations occurring after March 19, 2001), the number of directors to be so elected by the holders of the Common Stock shall be six and the number of directors to be so elected by the holders of the Class B Common Stock shall be three. Any amendment to, or rescission of, Section 3.7 of the Company’s by-laws must be approved by a majority of the Company’s outstanding Common Stock and a majority of the Company’s outstanding Class B Common Stock, voting as separate classes. Except as otherwise provided hereinafter in this paragraph and as otherwise required by law, all shares of Common Stock and Class B Common Stock shall, upon all matters other than the election of directors, be voted as a single class (and, in the event that the number of issued and outstanding shares of Class B Common Stock is ever less than 600,000 (adjusted proportionately for stock dividends and stock splits or combinations occurring after March 19, 2001), the Common Stock and the Class B Common Stock shall be voted as a single class upon all matters, ~~with~~without the right to cumulate votes for the election of directors); provided, however, that no change in the Certificate of Incorporation which would affect the Common Stock and the Class B Common Stock unequally shall be made without the affirmative vote of at least a majority of the outstanding shares of each class, voting as a class.

(2) Dividends. The holders of the Common Stock and the Class B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefore, dividends payable in cash, stock or otherwise, subject to the following preferences and restrictions:

(a) No cash dividends shall be declared or paid upon the Class B Common Stock;

(b) Dividends payable in property (other than cash or stock) of the corporation shall be payable upon the shares of Common Stock and Class B Common Stock without distinction between the two classes;

(c) If a dividend payable in stock of the corporation shall be declared at any time upon either the Common Stock or the Class B Common Stock, a like dividend shall be declared upon the other class of common stock. All dividends payable in stock of the corporation shall be paid in shares of Common Stock with respect to the dividends upon shares of the Common Stock and in shares of Class B Common Stock with respect to dividends upon shares of the Class B Common Stock.

(3) Preemptive Rights. No stockholder shall have any preemptive right to subscribe to an additional issue of capital stock of the corporation or to any security convertible into such stock. Any preferential rights to purchase stock or securities of the corporation which are granted to the stockholders shall be granted to the holders of the Common Stock and Class B Common Stock without distinction between the two classes.

(4) Conversion. Each share of Class B Common Stock of the corporation shall, at any time at the option of the holder thereof, be convertible into one share of Common Stock of the corporation. In the event of any transfer, upon death or otherwise, of any share of Class B Common Stock to any person or entity other than a “qualified holder” (as hereinafter defined), such share shall thereupon become a share of Common Stock. As used in the preceding sentence, the term “qualified holder” means (i) a lineal descendant of William H. Stewart (who died in 1903 in Galveston County, Texas), (ii) a spouse of any such descendant and (iii) a personal representative, trustee or custodian for the benefit of any such spouse or descendant. A partnership shall be deemed to be a qualified holder if each of its partners is a qualified holder; a corporation shall be deemed to be a qualified holder if each holder of its capital stock is a qualified holder; and a trust shall be deemed to be a qualified holder if each beneficiary is a qualified holder.

(5) Liquidation. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock and the Class B Common Stock in accordance with their respective rights and interest.

******

Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with and such action may be taken with the written consent of stockholders having not less than the minimum percentage of the vote required by statute for the proposed corporate action, provided that prompt notice shall be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous consent.”

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 1, 2014.
Vote by Internet
• Go to www.investorvote.com/STC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 6.
1.	Election of Directors:	01 - Arnaud Ajdler 04 - Laurie C. Moore	02 - Glenn C. Christenson 05 - Dr. W. Arthur Porter	03 - Robert L. Clarke	+
	☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
2.	Advisory approval regarding the compensation of Stewart Information Services Corporation’s named executive officers (Say-on-Pay).	☐	☐	☐	3.	Ratification of the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014.	☐	☐	☐

4.	Approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan.	☐	☐	☐	5.	Approval of the Stewart Information Services Corporation Annual Bonus Plan.	☐	☐	☐

6.	Approval of an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.	☐	☐	☐		The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2013 Annual Report on Form 10-K are available at:

http://www.stewart.com/2014-annual-meeting

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — STEWART INFORMATION SERVICES CORPORATION

PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2014

The undersigned appoints Ken Anderson, Jr., John L. Killea and Steven I. Soffer, and each of them, as proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 2, 2014, or at any adjournment thereof.

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named, FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, FOR ratification of the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014, FOR the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan, FOR the approval of the Stewart Information Services Corporation Annual Bonus Plan, and FOR the approval of an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.

(Continued and to be marked, dated and signed, on the other side)

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 30, 2014.
Vote by Internet
• Go to www.investorvote.com/STC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 6.

1.	Election of Directors:	01 - Arnaud Ajdler 04 - Laurie C. Moore	02 - Glenn C. Christenson 05 - Dr. W. Arthur Porter	03 - Robert L. Clarke	+
	☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
2.	Advisory approval regarding the compensation of Stewart Information Services Corporation’s named executive officers (Say-on-Pay).	☐	☐	☐	3.	Ratification of the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014.	☐	☐	☐

4.	Approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan.	☐	☐	☐	5.	Approval of the Stewart Information Services Corporation Annual Bonus Plan.	☐	☐	☐

6.	Approval of an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.	☐	☐	☐		The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

The undersigned, as a named fiduciary for voting purposes, hereby directs Wells Fargo Bank, N.A., as Trustee for the Company’s 401(k) Salary Deferral Plan, to vote all shares of common stock of Stewart Information Services Corporation allocated to my account as of March 24, 2014, as directed. IF NOT OTHERWISE SPECIFIED, the shares will be voted FOR each of the nominees, FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, FOR ratification of the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014, FOR the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan, FOR the approval of the Stewart Information Services Corporation Annual Bonus Plan, and FOR the approval of an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.

I understand that I am to mail this confidential voting instruction card to Computershare acting as tabulation agent, or vote by Internet or telephone as described on proxy, and that my instructions must be received by Computershare no later than 11:59 p.m. Eastern Time two days prior to the annual meeting day. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account will be voted in accordance with the terms of the Plan document.

I acknowledge receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2013 Annual Report on Form 10-K are available at:

http://www.stewart.com/2014-annual-meeting

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — STEWART INFORMATION SERVICES CORPORATION - 401(k) Salary Deferral Plan

PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2014

The undersigned appoints Wells Fargo Bank, N.A., as Trustee for the Company’s 401(k) Salary Deferral Plan, as proxy with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 2, 2014, or at any adjournment thereof.

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named, FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, FOR ratification of the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2014, FOR the approval of the Stewart Information Services Corporation 2014 Long Term Incentive Plan, FOR the approval of the Stewart Information Services Corporation Annual Bonus Plan, and FOR the approval of an amendment to the Stewart Information Services Corporation Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.

(Continued and to be marked, dated and signed, on the other side)